As filed with the Securities and Exchange Commission on February 7, 2003
                                                              File Nos. 33-69686
                                                                        811-8064

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 62
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 63

                             THE MONTGOMERY FUNDS II
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
                         (Registrant's Telephone Number,
                              Including Area Code)

                       Johanne Castro, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)
                            _________________________

             It is proposed that this filing will become effective:
                    immediately upon filing pursuant to Rule 485(b)
               ---
                X       on February 10, 2003 pursuant to Rule 485(b)
               ---
               ___      60 days after filing pursuant to Rule 485(a)(1)
               ___      75 days after filing pursuant to Rule 485(a)(2)
               ___      on ____________ pursuant to Rule 485(a)(1)

                                   __________

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                                THAO H. NGO, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                         San Francisco, California 94105
                                 (415) 856-7000

                             THE MONTGOMERY FUNDS II

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:


         Facing Sheet

         Contents of the Post-Effective Amendment

         Part A - Prospectus for Class A, B and C shares of Montgomery Partners
                  Long-Short Equity Plus Fund (the "Fund")

         Part A - Prospectus for the Class R shares of the Fund

         Part B - Statement of Additional Information for the Fund

         Part C - Other Information

         Signature Page

         Exhibits

      _____________________________________________________________________

                                     PART A

                         Prospectus for Class A, B and C
                          shares of Montgomery Partners
                           Long-Short Equity Plus Fund
      _____________________________________________________________________

                    Prospectus dated February 10, 2003
                    Class A, B and C Shares




                    Montgomery Partners Long-Short Equity Plus Fund














The Montgomery Funds have registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


     Montgomery Partners Long-Short Equity Plus Fund
          (formerly Global Long-Short Fund)..................................2

     Additional Discussion of Principal Strategies and Related Risks.........5

     Management of the Fund..................................................7

     Investment Options......................................................8

     Buying, Selling and Exchanging Shares...................................9

     Other Account Information..............................................10

     After You Invest.......................................................16

     Financial Highlights...................................................17

This prospectus describes only the Fund's Class A, B and C shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.


                                       i
www.montgomeryfunds.com                                           (800) 280-3372

Montgomery Partners Long-Short Equity Plus Fund
(formerly Montgomery Global Long-Short Fund)

| MLSAX | MLSBX | MLSCX

--------------------------------------------------------------------------------
Portfolio           SSI Investment Management, Inc. (SSI) - Subadviser
Management
--------------------------------------------------------------------------------
Objective           Long-term capital appreciation with a total return greater than the Standard & Poor's ("S&P") 500 Index
--------------------------------------------------------------------------------
Principal Strategy  Under normal conditions, the Fund invests at least 80% of its net assets in long and Strategy short positions in equity securities of publicly traded companies of any size which are based in the United States. The Fund's investment process offers the potential for consistent excess returns over the S&P 500(R) Index, the Fund's benchmark. The Fund's investment process combines positions in S&P 500 Index instruments such as index futures and index swaps with a primarily market-neutral exposure in individual long and short positions in equity securities. The S&P 500 Index instruments are purchased in order to capture the returns of the index, while SSI's active management of the market-neutral long and short assets seeks to add incremental return above that of the index without regard to general market movement. The Fund may use margin borrowing or leverage to purchase index futures, index swaps, or other financial instruments.

                    Using quantitative and fundamental analysis, SSI buys stocks
                    "long" that it believes will perform better than their
                    peers, and sells stocks "short" that it believes will
                    underperform their peers. Among the key factors used to rank these stocks are the company's price-to-earnings ratio,
                    growth potential, earnings estimate revisions and the
                    direction, among and timing (or momentum) of price
                    movements. With a long position, the Fund purchases a stock outright, whereas with a short position the Fund sells a
                    security that it has borrowed. SSI typically maintains an
                    equal amount of long and short positions with 90 to 95% of the Fund's portfolio. The Fund will realize a profit or
                    incur a loss from a short position depending on whether the value of the underlying stock decreases or increases,
                    respectively, between the time it is sold and when the Fund replaces the borrowed security.
--------------------------------------------------------------------------------
Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds.
                    The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options, futures and swaps. The Fund is not appropriate for conservative investors.

                    Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as SSI expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

                    By investing a portion of the Fund's assets in swaps or futures contracts, the Fund will generally realize a loss or gain as if a larger portion of the Fund's assets were invested directly in the S&P 500 Index. For example, if the S&P 500 Index declines (or gains) a certain percentage amount, the Fund will potentially be subject to a decline (or gain) of that same percentage amount as well. Swap contracts expose the Fund to the credit risk that the counterparty may default on the swap contract. There can be no assurance that a liquid market will exist for any particular swap or future at any particular time. Accordingly, there is a risk that the Fund may not be able to enter into a closing transaction for that particular swap or future.

                    See "Additional Discussion of Principal Strategies and Related Risks" on page 5.
--------------------------------------------------------------------------------


                                       2
www.montgomeryfunds.com                                           (800) 280-3372

Past Fund Performance. The Fund's past performance shown on this page reflects the results under the Fund's former investment process. As of February 10, 2003, the Fund implemented a new investment strategy and process, which are discussed further in this prospectus. Of course, past performance is no guarantee of future results. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Performance is shown for the Class C shares of the Fund.

                               [GRAPHIC OMITTED]




                                      1998        1999        2000        2001       2002


Long-Short Equity Plus Fund -
Class C shares                       41.98%      133.14%     -25.05%     -22.61%    -17.47%


                                         Highest and Lowest Quarter Returns
                                      (for the periods shown in the bar chart)

Long-Short Equity Plus Fund -       Highest (Q4 1999)         Lowest (Q4 2000)
Class C shares                           +59.92%                -34.75%



Average Annual Total Returns Before Taxes -
Class A and Class B Shares
(for the periods ended December 31, 2002)                                        Since Inception
Long-Short Equity Plus Fund                                     1 Year             (10/31/01)
      Class A Shares                                             -16.76%          -9.38%
      Class B Shares                                             -17.22%          -9.62%



The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund's Class C shares is shown through December 31, 2002.



Average Annual Total Returns - Class C Shares
(for the periods ended December 31, 2002)                                         Since Inception
Long-Short Equity Plus Fund                                     1 Year             (12/31/97)
      Return Before Taxes                                       -17.47%                9.64%
      Return After Taxes on Distributions(1)                    -17.47%                5.32%
      Return After Taxes on Distributions and Sale of
      Fund Shares(1)                                            -10.73%                7.12%
Comparative Returns
(Reflects no deduction for fees, expenses or taxes.)
S&P 500 Index(2)                                                -22.09%               -0.58%
MSCI All-Country World Free Index(2)                            -18.98%               -1.94%
50%  Salomon Smith Barney Three-Month U.S. Treasury Bill -
     50% MSCI All-Country World Free Index(2)                    -8.78%                1.53%

Notes:
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns shown above are for the Class R shares of the Fund. The after-tax returns for the classes offered in this prospectus will vary.

2 See page 8 for a description of these indices. The Fund was formerly compared with the MSCI All-Country World Free Index and the 50% Salomon Smith Barney Three-Month U.S. Treasury Bill - 50% MSCI All-Country World Free Index. Both of these indices measure the performance of a global portfolio. The new benchmark of the Fund is the S&P 500 Index, which covers 500 industrial, utility, transportation and financial companies of the U.S. markets. The S&P 500 Index is a more appropriate benchmark for the Fund, since the Fund will use equity swaps, options or futures designed to more closely track the S&P 500 Index. Also, under normal conditions, the Fund's investment process will generally invest 80% of its net assets in the securities of companies based in the United States, making a global benchmark a poor comparison for its performance. These indices do not incur expenses and cannot be purchased directly by investors.


                                       3
www.montgomeryfunds.com                                           (800) 280-3372


--------------------------------------------------------------------------------------------------------------
Fees and Expenses                                                   Class A           Class B        Class C
                                                                 ---------------------------------------------

     Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge Imposed on Purchases (as a percentage of
     offering price)                                                  5.75%(1)          None           None
     Maximum Deferred Sales Charge (as a percentage of offering
     price)                                                           None(2)           5.00%(3)     1.00%(4)
     Redemption Fee(5)                                                None              None           None
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
     Management Fee                                                   1.50%            1.50%         1.50%
     Distribution/Service (12b-1) Fee                                 0.25%            0.75%         0.75%
     Shareholder Servicing Fee                                        0.00%            0.25%         0.25%
     Other Expenses                                                   1.95%            1.95%         1.95%
     Total Annual Fund Operating Expenses                             3.70%            4.45%         4.45%
     Fee Reduction and/or Expense Reimbursement                       1.10%            1.10%         1.10%
     Net Expenses(6)                                                  2.60%            3.35%         3.35%
--------------------------------------------------------------------------------------------------------------

1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page 11 for more detail.
2 A contingent deferred sales charge of 1.00% may apply to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
3 Deferred sales charges are reduced after 12 months and eliminated after six years.
4    Deferred sales charge is eliminated after 12 months.
5 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
6 Under an Interim Investment Management Agreement between the Fund and Gartmore Mutual Fund Capital Trust, the interim investment adviser to the Fund, Gartmore has agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, front-end or contingent deferred loads, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.35% for Class A shares and 2.60% for Class B and C shares. The Interim Investment Management Agreement is scheduled to terminate by June 15, 2003.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.



           Assuming you redeem your shares at the end    Assuming you do not redeem your
                        of each period                              shares
          --------------------------------------------------------------------------------
           Year 1     Year 3     Year 5    Year 10       Year 1   Year 3   Year 5  Year 10
Class A     $823      $1,546     $2,289     $4,231        $823    $1,546   $2,289   $4,231
Class B     $838      $1,547     $2,267     $4,358        $338    $1,247   $2,167   $4,358
Class C     $338      $1,247     $2,167     $4,511        $338    $1,247   $2,167   $4,511
------------------------------------------------------------------------------------------


                                       4
www.montgomeryfunds.com                                           (800) 280-3372

Additional Discussion of Principal Strategies and Related Risks

Short Sales

When SSI believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund may also make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage

The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund may also leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Equity Swap Contracts

In an equity swap contract, the counterparty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract (i.e., the fixed percentage of the cost for the underlying security) would have increased in value had it been invested in the basket of stocks (i.e., the stocks comprising the S&P 500 Index), plus the dividends that would have been received on those stocks. The Fund is likely to purchase S&P 500 Index swaps. In such an investment, the Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate, "LIBOR") on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty.


                                       5
www.montgomeryfunds.com                                           (800) 280-3372

S&P 500 Index Futures and Related Options

An S&P 500 Index future contract (an "Index Future") is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in the S&P 500 Index. The Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or an option transaction in which the Fund has assumed a long position in an Index Future and may realize a gain if the value of the S&P 500 Index rises between such dates. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Accordingly, there is a risk that the Fund may not be able to enter into a closing transaction for that particular contract.

Defensive Investments

At the discretion of its portfolio manager(s), the Fund may invest up to 100% of its assets in cash for temporary defensive purposes. The Fund is not required nor expected to take such a defensive posture. But, if used, such an unlikely stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

SSI will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commission paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The Fund will typically have annual turnover in excess of that rate because of SSI's investment style. See "Financial Highlights," beginning on page 17, for the Fund's historical portfolio turnover.


                                       6
www.montgomeryfunds.com                                           (800) 280-3372

Management of the Fund

Investment Manager

As of January 20, 2003, Gartmore Mutual Fund Capital Trust ("Gartmore"), replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment manager. Under an Interim Investment Management Agreement, Gartmore manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Gartmore, a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, was organized in 1999 and is located at 1200 River Road, Conshohocken, Pennsylvania 19428. As of December 31, 2002, Gartmore and its affiliates had approximately $72 billion in assets under management, including approximately $14 billion managed by Gartmore.

In the second quarter of 2003, it is anticipated that shareholders of the Fund will receive a proxy statement seeking their approval of a new permanent investment advisory agreement with Gartmore and the reorganization of the Fund into a similar Gartmore-managed fund. If approved by shareholders, these changes are expected to occur by the end of the second quarter of 2003.

The Fund pays Gartmore a management fee based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets, is 1.50% of the Fund's net assets. During the Fund's most recent fiscal year, MAM received an aggregate management fee (including the effect of fees reduced by MAM) of 1.50%.

Subadviser

Gartmore will oversee SSI Investment Management, Inc. ("SSI"), the subadviser to the Fund. SSI is responsible for the day-to-day portfolio management of the Fund. SSI was founded in 1973. As of December 31, 2002, SSI managed over $950 million on behalf of institutional investors and mutual funds. SSI is located at 357 N. Canyon Drive, Beverly Hills, California, 90210.

SSI takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

John Gottfurcht co-founded SSI in 1973 and is a pioneer of market-neutral investment strategies. He has over 35 years of experience managing investment portfolios. Mr. Gottfurcht has served as SSI's President since 1987 and is Chairman of the Portfolio Management Committee.

George Douglas, CFA, is responsible for daily management of the Fund's investment portfolio and directing SSI's research process. Mr. Douglas has 26 years of experience in quantitative equity research and portfolio management and attended the University of Wisconsin, where he earned an M.B.A. degree in Finance, an M.S. degree in Statistics, and a B.S. degree in Mathematics. He has been Vice President and Chief Investment Officer at SSI since 1994.

Kenneth Raguse is responsible for analyzing investments in consumer products, technology, media and healthcare. He has over 12 years of experience in portfolio management and holds an M.S. Degree in Finance and a B.S. Degree in Economics, both from the University of Wisconsin. He has been Vice President and Senior Portfolio Analyst at SSI since 1997.

David Rosenfelder is responsible for analyzing investments in capital goods, basic materials, defense/aerospace and transportation. Mr. Rosenfelder has over 19 years of experience in portfolio management and holds an M.B.A. degree in Finance from UCLA's Anderson School of Management, and a B.S. degree in Accounting from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 1995.

Tim Ruiz is responsible for analyzing investments in finance, energy, REITs and utilities. He possesses over 12 years of experience in portfolio management and holds a B.S. degree in Finance from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 2000, and was a Trader and Equity Analyst for SSI's investment portfolios from 1992 to 2000.

                   CFA(R) and Chartered Financial Analyst(R) are trademarks of the Association for Investment Management and Research.


                                       7
www.montgomeryfunds.com                                           (800) 280-3372

Our Partners

As a shareholder of the Fund, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

o Montgomery Asset Management, LLC ("MAM"), located in San Francisco, California, provides administrative services to the Fund.

o Funds Distributor, Inc., located in New York City and Boston, distributes the Fund.

o DST Systems, Inc., located in Kansas City, Missouri, is the Fund's Master Transfer Agent and performs certain recordkeeping and accounting functions for the Fund.

o State Street Bank and Trust Company, also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Fund.

o J.P. Morgan Investor Services Co., located in Boston, Massachusetts, assists MAM in providing administrative, custodial and fund accounting services for the Fund.

o BISYS Fund Services., located in Columbus, Ohio, provides accounting services to the Fund, and assists MAM in providing administrative services to the Fund.

Additional Benchmark Information

o The Morgan Stanley Capital International ("MSCI") All-Country World Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

o The Salomon Smith Barney Three-Month U.S. Treasury Bill ("T-Bill") Index measures monthly return equivalents of yield averages that are not marked to market. The index consists of the average of the last three-month T-bill issues. Returns for this index are calculated on a monthly basis only.

o The 50% Salomon Smith Barney Three-Month U.S. T-Bill Index - 50% MSCI All-Country World Free Index is a blended index of two published indices derived and maintained by MAM. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney Three-Month U.S. T-Bill Index and adding 50% of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index. The index is rebalanced monthly.

o The Standard & Poor's ("S&P") 500(R) Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

Investment Options

The class of shares that is best for you depends on a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class, including its various expenses, to help you make your investment decision. More extensive information about the Fund's multiple class arrangements can be found beginning on page 11.


                                       8
www.montgomeryfunds.com                                           (800) 280-3372

Share Marketing Plan ("Rule 12b-1 Plan")

o The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

o Class A shares are subject to annualized Rule 12b-1 fees of 0.25% which are lower than the annualized Rule 12b-1 fees of 0.75% for Class B and Class C shareholders. As a result, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.

Sales Charges on Class A Shares

Class A Shares

o You pay an initial sales charge of 5.75% when you buy Class A shares. The sales charge is deducted from your investment, so not all of your purchase payment is invested.

o You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances, including purchases of $50,000 and more, and rights of accumulation.

o Because Class A shares are subject to lower Rule 12b-1 fees, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.

o You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1.00% CDSC if your purchase was made without a sales charge and you redeem the shares during the first 12 months after your initial purchase.

Buying, Selling and Exchanging Shares

Purchasing Shares

You may purchase and sell shares through securities brokers, registered investment advisors, benefit plan administrators or their subagents. You should contact them directly for information regarding how to purchase or redeem shares through them. They may have higher minimum investment requirements and may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the net asset value (NAV) calculated after receipt of the order by them (4:00 P.M. Eastern Time) on any day the New York Stock Exchange
(NYSE) is open for trading. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers, registered investment advisers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Fund or MAM for providing those services.

The minimum initial investment and required minimum account balance for Class A, B or C shares of the Fund is $2,500. The minimum subsequent investment is $100. With the exception of retirement accounts (IRAs), Fund accounts with a balance of less than $2,500 will be assessed a $10 account maintenance fee.

Exchanging Shares

You may exchange Class A, B and C shares of the Fund for Class A, B and C shares of another Montgomery Fund, in accounts with the same registration, Taxpayer Identification Number (TIN) and address. Applicable minimums apply to exchanges as well as to purchases. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. Additionally, you may be subject to a CDSC under certain conditions.

We will process your exchange order at the next-calculated NAV. This means that if your exchange order is received after 4:00 P.M. Eastern Time on a particular day, it will be processed at the NAV calculated on the next trading day.

You may exchange shares only if the Fund is qualified for sale in your state. You may not exchange shares of the Fund for shares of another Montgomery Fund that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

Because excessive exchanges can harm the Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of the Fund during a 12-month period. We may also refuse an exchange into a Montgomery Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same TIN will be counted together).

We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of the Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.


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


We reserve the right to refuse exchanges into the Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear. Aside from any applicable redemption fees or CDSCs, we also charge the following fees:

o For share sale proceeds transferred by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

o For redemption checks requested by overnight courier, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with SEC rules, we reserve the right to suspend redemptions under extraordinary circumstances.

Other Account Information

How Fund Shares Are Priced

How and when we calculate the Fund's price or NAV determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, MAM, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the Fund's NAV after the close of trading on the NYSE every day the NYSE is open. We do not calculate the NAV on days on which the NYSE is closed for trading. The Fund may, but does not expect to, determine the NAV of its shares on any day the NYSE is not open for trading if there is sufficient trading in the Fund's portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. Eastern Time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order.


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


Sales Charges

Class A Shares. Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Distributor and may be used either to promote the sale of the Fund or to compensate the Distributor for its efforts to sell the Fund.


                                               Sales Charge     Sales Charge        Dealer
                                             as a Percentage  as a Percentage     Reallowance
                                               of Offering        of Your       as a Percentage
Your Investment                                   Price          Investment    of Offering Price
-------------------------------------------------------------------------------------------------


Less than $50,000                                   5.75%            6.10%           5.00%
$50,000 or more, but less than $100,000             4.50%            4.71%           4.00%
$100,000 or more, but less than $250,000            3.50%            3.63%           3.00%
$250,000 or more, but less than $500,000            2.50%            2.56%           2.25%
$500,000 or more, but less than $1,000,000          2.00%            2.04%           1.75%
$1,000,000 or more                                  0.00%*           0.00%*          0.00%*


*    The dealer reallowance, as a percentage of offering price, is as follows:
     1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount exceeding $50 million; plus 0.25% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC may be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

There are several ways you can combine multiple purchases of all shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

o Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

o Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as though all shares had been purchased at once. See the New Account application and the Statement of Additional Information for terms and conditions.

o Combination privilege--lets you combine purchases of Class A shares of multiple Montgomery Funds for the purpose of reducing the sales charge.

Contact your financial consultant or MAM to add these privileges to an existing account.

Class B Shares. Class B shares are offered at their net asset value per share, without any initial sales charge, but are subject to a CDSC if redeemed within six years of purchase (a "back-end load"). The Distributor pays the selling broker-dealer a 4.00% commission at the time of sale. There is no CDSC imposed on shares acquired through reinvestment of dividends or capital gains.

                                                     Percentage of Contingent
Years Since Purchase Payment Was Made                 Deferred Sales Charge
--------------------------------------------------------------------------------
First                                                      5.00%
--------------------------------------------------------------------------------
Second                                                     4.00%
--------------------------------------------------------------------------------
Third                                                      3.00%
--------------------------------------------------------------------------------
Fourth                                                     3.00%
--------------------------------------------------------------------------------
Fifth                                                      2.00%
--------------------------------------------------------------------------------
Sixth                                                      1.00%
--------------------------------------------------------------------------------
Seventh                                                    0.00%*
--------------------------------------------------------------------------------
* After the eighth year, Class B shares convert into Class A shares.

Class C Shares. Class C shares are offered at their net asset value per share without any initial sales charge. Class C shares, however, are subject to a CDSC if they are redeemed within one year of purchase. The Distributor may pay the selling broker-dealer up to a 1.00% commission at the time of sale. Shareholders who redeem Class C shares within one year of purchase will be charged a CDSC of 1.00% of shares redeemed. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

Class B and Class C Shares. A CDSC will be imposed on the lesser of the then current market value or the purchase payments of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not on the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some


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


or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

In general, the CDSC may be waived on shares you sell for the following reasons:

o Redemptions made within one year after death or post-purchase disability of last surviving shareholder

o Systematic withdrawal plan payments of up to an annual amount of 12% of account value on per-fund basis at the time the withdrawal plan is established; excess withdrawals are subject to the CDSC

o Redemptions at age 70 1/2 from retirement plans and other employee benefit plans

o Disability payment of death benefits or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs

o    Shares acquired through reinvestment of dividends or capital gains

To use any of these waivers, contact your financial consultant or MAM.

Reinstatement Privilege. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be allowed to invest in Class A shares with the front-end sales charge waived. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant or MAM.

Net Asset Value Purchases. Class A shares may be sold at net asset value to:

o Current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Transfer Agent, the subadviser, Gartmore and MAM, certain family members of the above persons, and trusts or plans primarily for such persons or their family members

o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the Distributor

o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees

o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services

o Employer-sponsored benefit plans in connection with purchases of Class A shares made as a result of participant-directed exchanges between options in such plan

o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares

o Such other persons as are determined by MAM to have acquired shares under circumstances not involving any sales expense

Shareholder Servicing Plan. The Fund has adopted a Shareholder Servicing Plan, under which the Fund pays MAM or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Rule 12b-1 Plan. The Fund has adopted a Rule 12b-1 Plan for its Class A, Class B and Class C shares. Under the Rule 12b-1 Plan, the Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class A shares and 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its distribution costs with respect to such classes. Because the Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the Rule 12b-1 fees may also be used to pay brokers and other financial intermediaries for providing distribution services.


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


Other Policies

Minimum Account Balances. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500, with the exception of retirement accounts (IRAs). If your Fund account balance falls below that amount for any reason, we may ask you to add to your account. If your Fund account balance is not brought up to the minimum or you do not send us other instructions, we may either redeem your shares and send you the proceeds or we may charge you an annual maintenance fee of $10. The fee is payable to the Fund and is designed to offset in part the relatively higher costs of servicing small accounts. The Fund reserves the right to waive the fee. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations. Gartmore may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, front-end or contingent deferred loads, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) for each share class below its previously set operating expense limit. The Interim Investment Management Agreement allows Gartmore three fiscal years to recover amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation for the fiscal year. Gartmore may not request or receive reimbursement of such amounts before payment of the Fund's operating expenses for the current year.

In-Kind Redemptions. When in the judgment of Gartmore it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund selected by Gartmore at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other portfolio securities for purposes of calculating the net asset value of the Fund's shares.

Telephone Transactions

By buying or selling shares over the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

The shares you purchase over the phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o    Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o    Sending a transaction confirmation to the investor

The Fund and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to receive certain shareholder information electronically or to otherwise interact with the Fund.

We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, or if you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request via overnight courier or by telegram.


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


You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or a TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends or distributions the Fund pays to them may be subject to up to 30% withholding instead of backup withholding.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a New Account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice.


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


Privacy Notice

The Fund may collect or capture nonpublic personal information about you from the following sources:

o    The New Account application or other forms;

o    Oral conversations with our representatives;

o    Your transactions with us;

o    Electronic sources such as our Web sites or e-mails; and

o Information about any bank account you use for transfers between your bank account and your Fund accounts, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may also disclose that information to nonaffiliated third parties (such as the Transfer Agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

Please inform us if you do not want to receive e-mail from our company in the future by sending us an e-mail at feedback@montgomeryasset.com. If you supply us with your postal address online you may receive periodic mailings from us with information on new products and services or upcoming events. If you do not wish to receive such mailings, please let us know by calling 800-280-3372. Persons who supply us with their telephone numbers online may receive telephone contact from us with information regarding orders they have placed. If you do not wish to receive such phone calls, again, please let us know by calling 800-280-3372.

If you have any additional questions or concerns about privacy, our information practices or the confidentiality of personal data transmissions, please contact a shareholder services representative at 800-280-3372.


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


After You Invest

Tax Consequences

IRS rules require that the Fund distribute all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for those of another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in the Fund's Statement of Additional Information, available free by calling (800) 280-3372. Consult your tax advisor about the potential tax consequences of investing in the Fund.

Dividends and Distributions

As a shareholder in the Fund, you may receive income dividends and capital gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital gain distributions are paid to shareholders who maintain accounts with the Fund as of its "record date."

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

The Fund declares and pays income dividends and capital gains in the last quarter of each calendar year. Following its fiscal year end (June 30), the Fund may make additional distributions to avoid the imposition of a tax.


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


Financial Highlights

The financial highlights tables are intended to help you understand the Fund's performance for the periods shown. The following selected per-share data and ratios were audited by PricewaterhouseCoopers LLP. The audit reports of PricewaterhouseCoopers appear in the 2002 Annual Report of the Fund. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).


                                                                     Net
                                                                   increase/
                                                         Net      (decrease)
                                     Net               realized     in net              Distributions
                                    Asset                and        assets                 from
                                    Value      Net    unrealized   resulting  Dividends     net
                                 -Beginning investment gain/(loss)   from      from net  realized
Selected Per-Share Data for the      of       income/     on       investment investment  capital
     Year or Period Ended:         Period     (loss)   investment  operations   income     gains
------------------------------------------------------------------------------------------------------

Long-Short Equity Plus Fund -
Class A
    6/30/02                          $11.14     $6.65     $(6.90)     $(0.25)      --        --

Long-Short Equity Plus Fund -
Class B
    6/30/02                          $11.14    $(0.07)    $(0.17)     $(0.24)      --        --

Long-Short Equity Plus Fund -
Class C
    06/30/02                          10.02     (0.66)     (0.31)      (0.97)      --        --
    06/30/01(1)                       27.72     (0.15)     (8.43)      (8.58)      --         (9.12)
    06/30/00                          18.01     (0.71)     12.41       11.70       --         (1.99)
    04/01/99-6/30/99(3)               15.13     (0.13)      3.01        2.88       --        --
    03/31/99(1)(4)                    11.83     (0.15)      4.55        4.40       --         (1.10)

---------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
(2) Annualized.
(3) The Fund changed its year end from March 31 to June 30.
(4) The Fund commenced operations on December 31, 1997.


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


Financial Highlights - continued



                                                                                                         Expense
                                                                                                          ratio
                                                    Ratio       Net                                       before
                                                    of net   investment                                  deferral
                                                  investment   income/                                    of fees
                                                    income/    (loss)                    Expense             by            Expense
                    Net                  Net        (loss)     before                     ratio           Manager,          ratio
                   Asset                 assets,      to       deferral                  including        including       excluding
                   Value -               end of     average    of fees    Portfolio      interest         interest        interest
Total              End of     Total      period       net        by       turnover       and tax          and tax          and tax
distribution       Period    Return(3)  (in 000s)    assets    Manager      rate         expenses         expenses        expenses
------------------------------------------------------------------------------------------------------------------------------------

  --               $10.89   (2.24)%     $144        122.95%    $6.60      425%          2.26%            2.26%           1.95%

  --               $10.90   (2.15)%     $121         (1.45)%   $(0.03)    425%          2.86%            2.86%           2.74%
  --               $ 9.05  (17.65)%   $1,819         (5.41)%   $(0.70)    425%          3.33%            3.71%           3.28%

(9.12)              10.02  (40.62)     3,102         (1.51)     (0.15)    143           3.70             3.82%           3.04
(1.99)              27.72   65.61      9,927         (2.65)     (0.71)    204           4.67             4.67            2.82
  --                18.01   19.37      7,209         (3.07)     (0.15)     43           4.93(2)          3.36(2)         3.10(2)
(1.10)              15.13   38.81      6,425         (1.10)     (0.26)    226           4.15             4.54            3.10


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







[Outside back cover]



               You can find more information about the Fund's investment policies in the Statement of Additional Information (SAI), incorporated by reference in, and therefore legally a part of, this prospectus, which is available free of charge.

               To request a free copy of the SAI, call (800) 280-3372. You can review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available through the SEC's website at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

               You can also find further information about the Fund in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call (800) 280-3372.

               Corporate Headquarters:

                    The MONTGOMERY Funds
                    101 California Street
                    San Francisco, CA 94111-9361

                                     [Logo]

                                Invest wisely.(R)
                                 (800) 280-3372
                             www.montgomeryfunds.com

SEC File No.: The Montgomery Funds II       811-8064          Funds Distributor, Inc. 02/03 --
                                                                                                ---

www.montgomeryfunds.com                                           (800) 280-3372

      _____________________________________________________________________

                                     PART A

                        Prospectus for Class R shares of
                 Montgomery Partners Long-Short Equity Plus Fund
      _____________________________________________________________________

The Montgomery Funds(SM)
Prospectus dated February 10, 2003
(Class R Shares)



TABLE OF CONTENTS

Montgomery Partners Long-Short Equity Plus Fund........2
Additional Discussion of Principal Strategies and
Related Risks .........................................6
Management of the Fund.................................8
Buying, Selling and Exchanging Shares.................11
Other Account Information.............................14
After You Invest......................................20
Financial Highlights..................................22

The Montgomery Funds have registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved the Fund or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus describes only the Fund's Class R shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Call (800) 572-FUND or visit montgomeryfunds.com                               1

Montgomery Partners Long-Short Equity Plus Fund
(formerly Global Long-Short Fund) | MNGLX
Portfolio Management
SSI Investment Management, Inc. - Subadviser

Objective

Long-term capital appreciation with a total return greater than the Standard & Poor's ("S&P") 500 Index

Principal  Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities of publicly traded companies of any size which are based in the United States. The Fund's investment process offers the potential for consistent excess returns over the S&P 500(R) Index, the Fund's benchmark. The Fund's investment process combines positions in S&P 500 Index instruments such as index futures and index swaps with a primarily market-neutral exposure in individual long and short positions in equity securities. The S&P 500 Index instruments are purchased in order to capture the returns of the index, while SSI's active management of the market-neutral long and short assets seeks to add incremental return above that of the index without regard to general market movement. The Fund may use margin borrowing or leverage to purchase index futures, index swaps, or other financial instruments.

Using quantitative and fundamental analysis, SSI buys stocks "long" that it believes will perform better than their peers, and sells stocks "short" that it believes will underperform their peers. Among the key factors used to rank these stocks are the company's price-to-earnings ratio, growth potential, earnings estimate revisions and the direction, among and timing (or momentum) of price movements. With a long position, the Fund purchases a stock outright, whereas with a short position the Fund sells a security that it has borrowed. SSI typically maintains an equal amount of long and short positions with 90 to 95% of the Fund's portfolio. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options, futures and swaps. The Fund is not appropriate for conservative investors.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as SSI expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

By investing a portion of the Fund's assets in swaps or futures contracts, the Fund will generally realize a loss or gain as if a larger portion of the Fund's assets were invested directly in the S&P 500 Index. For example, if the S&P 500 Index declines (or gains) a certain percentage amount, the Fund will potentially be subject to a decline (or gain) of that same percentage amount as well. Swap contracts expose the Fund to the credit risk that the counterparty may default on the swap contract.

Call (800) 572-FUND or visit montgomeryfunds.com                               2

There can be no assurance that a liquid market will exist for any particular swap or future at any particular time. Accordingly, there is a risk that the Fund may not be able to enter into a closing transaction for that particular swap or future.

See "Additional  Discussion of Principal Strategies and Related Risks" on page
__.

Call (800) 572-FUND or visit montgomeryfunds.com                               3

Past Fund Performance

The Fund's past performance shown on this page reflects the results under the Fund's former investment process. As of February 10, 2003, the Fund implemented a new investment strategy and process, which are discussed further in this prospectus. Of course, past performance is no guarantee of future results. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions.

[bar graph]

                    -----------------------------------------------
                     1998    1999        2000      2001      2002
-------------------------------------------------------------------
Long-Short Equity   53.39%   135.07%   -24.33%    -21.98%   -16.68%
  Plus Fund
-------------------------------------------------------------------


                              -------------------------------------------------
                                      Highest and Lowest Quarter Returns
                                    (for the periods shown in the bar chart)
                              -------------------------------------------------
Long-Short Equity Plus Fund   Highest (Q4 1999) +60.33% Lowest (Q4 2000)-22.85%
-------------------------------------------------------------------------------

The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2002.

----------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 2002)                              Since Fund Inception
Long-Short Equity Plus Fund                                 1 Year          (12/31/97)
----------------------------------------------------------------------------------------------
        Returns Before Taxes                                -16.68%           12.14%
----------------------------------------------------------------------------------------------
        Returns After Taxes on Distributions(1)             -16.68%            8.16%
----------------------------------------------------------------------------------------------
        Returns After Taxes on Distributions and Sale of
        Fund Shares1                                        -18.98%            9.25%
----------------------------------------------------------------------------------------------
Comparative Returns
(Does not reflect deductions for fees, expenses or                        Since Inception
   taxes.)                                                  1 Year          (12/31/97)
----------------------------------------------------------------------------------------------
S&P 500 Index2                                              -22.09%           -0.58%
----------------------------------------------------------------------------------------------
MSCI All-Country World Free Index(2)                        -18.98%           -1.94%
----------------------------------------------------------------------------------------------
50% Salomon Smith Barney Three-Month U.S. Treasury Bill
   - 50% MSCI All-Country World Free Index2                 -8.78%             1.53%
----------------------------------------------------------------------------------------------

Notes:
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page __ for a description of these indices. The Fund was formerly compared with the MSCI All-Country World Free Index and the 50% Salomon Smith Barney Three-Month U.S. Treasury Bill - 50% MSCI All-Country World Free Index. Both of these indices measure the performance of a global portfolio. The new benchmark of the Fund is the S&P 500 Index, which covers 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index does not incur expenses and cannot be purchased directly by investors. The S&P 500 Index is a more appropriate benchmark for the Fund, since the Fund will use equity swaps, options or futures designed to more closely track the S&P 500 Index. Also, the Fund's investment process will maintain 80% of its assets inside the United States under normal conditions, making a global benchmark a poor comparison for its performance.

Call (800) 572-FUND or visit montgomeryfunds.com                               4

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                2.00%
Annual Fund Operating Expenses (expenses
deducted from Fund assets)
Management Fee                                   1.50%
Distribution/Service (12b-1) Fee                 0.00%
Other Expenses                                   1.22%
Shareholder Servicing Fee                        0.25%
Total Annual Fund Operating Expenses             2.97%
Fee Reduction and/or Expense Reimbursement       0.53%
Net Expenses(2)                                  2.44%
--------------------------------------------------------

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Under an Interim Investment Management Agreement between the Fund and Gartmore
  Mutual Fund Capital Trust, the interim investment adviser to the Fund, Gartmore has agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, front-end or contingent deferred loads, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.35%. The Interim Investment Management Agreement is scheduled to terminate by June 15, 2003.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

          Year 1    Year 3    Year 5   Year 10
        ----------------------------------------
           $295      $904     $1,538   $2,739


Call (800) 572-FUND or visit montgomeryfunds.com                               5

Additional Discussion of Principal Strategies and Related Risks

Short Sales. When SSI believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, and other liquid debt and equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Equity Swap Contracts

In an equity swap contract, the counterparty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract (i.e., the fixed percentage of the cost for the underlying security) would have increased in value had it been invested in the basket of stocks (i.e., the stocks comprising the S&P 500 Index), plus the dividends that would have been received on those stocks. The Fund is likely to purchase S&P 500 Index swaps. In such an investment, the Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate, "LIBOR") on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.


Call (800) 572-FUND or visit montgomeryfunds.com                               6

Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500
Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

S&P 500 Index Futures and Related Options

An S&P 500 Index future contract (an "Index Future") is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in the S&P 500 Index. The Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or an option transaction in which the Fund has assumed a long position in an Index Future and may realize a gain if the value of the S&P 500 Index rises between such dates. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Accordingly, there is a risk that the Fund may not be able to enter into a closing transaction for that particular contract.

Defensive Investments

At the discretion of its portfolio manager(s), the Fund may invest up to 100% of its assets in cash for temporary defensive purposes. The Fund is not required nor expected to take such a defensive posture. But, if used, such an unlikely stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

SSI will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commission paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The Fund will typically have annual turnover in excess of that rate because of SSI's investment style. See "Financial Highlights," beginning on page __, for the Fund's historical portfolio turnover.


Call (800) 572-FUND or visit montgomeryfunds.com                               7

Management of the Fund

Investment Manager

As of January 20, 2003, Gartmore Mutual Fund Capital Trust ("Gartmore"), replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment manager. Under an Interim Investment Management Agreement, Gartmore manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Gartmore, a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, was organized in 1999 and is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Gartmore was organized in 1999 and advises mutual funds. As of December 31, 2002, Gartmore and its affiliates had approximately $72 billion in assets under management, including approximately $14 billion managed by Gartmore.

In the second quarter of 2003, it is anticipated that shareholders of the Fund will receive a proxy statement seeking their approval of a new permanent investment advisory agreement with Gartmore and the reorganization of the Fund into a similar Gartmore-managed fund. If approved by shareholders, these changes are expected to occur by the end of the second quarter of 2003.

Management Fees

The Fund pays Gartmore a management fee of 1.50% based on the Fund's average daily net assets. During the Fund's most recent fiscal year, MAM received an aggregate management fee (including the effect of fees reduced by MAM) of 1.50%.

Subadviser

Gartmore will oversee SSI Investment Management, Inc. ("SSI"), the subadviser to the Fund. SSI is responsible for the day-to-day portfolio management of the Fund. SSI was founded in 1973. As of December 31, 2002, SSI managed over $950 million on behalf of institutional investors and mutual funds. SSI is located at 357 N. Canyon Drive, Beverly Hills, California, 90210.

SSI takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

John Gottfurcht co-founded SSI in 1973 and is a pioneer of market-neutral investment strategies. He has over 35 years of experience managing investment portfolios. Mr. Gottfurcht has served as SSI's President since 1987 and is Chairman of the Portfolio Management Committee.

George Douglas, CFA, is responsible for daily management of the Fund's investment portfolio and directing SSI's research process. Mr. Douglas has 26 years of experience in quantitative equity research and portfolio management and attended the University of Wisconsin, where he earned an M.B.A. degree in Finance, an M.S. degree in Statistics, and a B.S. degree in Mathematics. He has been Vice President and Chief Investment Officer at SSI since 1994.

Kenneth Raguse is responsible for analyzing investments in consumer products, technology, media and healthcare. He has over 12 years of experience in portfolio management and holds an M.S.


Call (800) 572-FUND or visit montgomeryfunds.com                               8

Degree in Finance and a B.S. Degree in Economics, both from the University of Wisconsin. He has been Vice President and Senior Portfolio Analyst at SSI since 1997.

David Rosenfelder is responsible for analyzing investments in capital goods, basic materials, defense/aerospace and transportation. Mr. Rosenfelder has over 19 years of experience in portfolio management and holds an M.B.A. degree in Finance from UCLA's Anderson School of Management, and a B.S. degree in Accounting from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 1995.

Tim Ruiz is responsible for analyzing investments in finance, energy, REITs and utilities. He possesses over 12 years of experience in portfolio management and holds a B.S. degree in Finance from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 2000, and was a Trader and Equity Analyst for SSI's investment portfolios from 1992 to 2000.

CFA(R) and Chartered Financial Analyst(R) are trademarks of the Association for Investment Management and Research.

Our Partners

As a Fund shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

o Montgomery Asset Management, LLC ("MAM"), located in San Francisco, California, provides administrative services to the Fund.

o Funds Distributor, Inc., located in New York City and Boston, distributes the Fund.

o DST Systems, Inc., located in Kansas City, Missouri, is the Fund's Master Transfer Agent, and performs certain recordkeeping and accounting functions for the Fund.

o State Street Bank and Trust Company also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Fund.

o J.P. Morgan Investor Services Co., located in Boston, Massachusetts, assists MAM in providing administrative, custodial and fund accounting services for the Fund.

o BISYS Fund Services., located in Columbus, Ohio, provides accounting services to the Fund, and assists MAM in providing administrative services to the Fund.


Call (800) 572-FUND or visit montgomeryfunds.com                               9

Additional Benchmark Information

o The Morgan Stanley Capital International ("MSCI") All-Country World Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

o The Salomon Smith Barney Three-Month U.S. Treasury Bill ("T-Bill") Index measures monthly return equivalents of yield averages that are not marked to market. The index consists of the average of the last three-month T-bill issues. Returns for this index are calculated on a monthly basis only.

o The 50% Salomon Smith Barney Three-Month U.S. T-Bill Index - 50% MSCI All-Country World Free Index is a blended index of two published indices derived and maintained by MAM. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney Three-Month U.S. T-Bill Index and adding 50% of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index. The index is rebalanced monthly.

o The Standard & Poor's ("S&P") 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.


Call (800) 572-FUND or visit montgomeryfunds.com                              10

Buying, Selling and Exchanging Shares

Summary

To open a new account, complete and mail the New Account application included with this prospectus ($2,500 minimum for regular accounts and $1,000 for IRAs), or complete an application online by accessing www.montgomeryfunds.com. The minimum subsequent investment is $100.

Trade requests received after 1:00 P.M. Pacific Time (4:00 P.M. Eastern Time) will be executed at the following business day's closing price. Once a trade is placed, it may not be altered or canceled.

Checks should be made payable to: The Montgomery Funds

Once an account is established, you can:

o    Buy, sell or exchange shares online

     Go to www.montgomeryfunds.com. Follow online instructions to enable this service.

o    Buy, sell or exchange shares by phone

     Contact The Montgomery Funds at (800) 572-FUND [3863]. Press 1 for a shareholder service representative, or press 2 for the automated Montgomery Star System.

o    Buy or sell shares by wiring funds

      To:               State Street Bank and Trust Company - ABA #101003621

      For:              DST Systems, Inc. - Account #7526601
                        Attention: The Montgomery Funds

      For Credit to:    [shareholder(s) name], [shareholder(s) account number],
                        [Montgomery Fund name]

o     Buy or sell shares by mail

      Mail buy/sell order(s) with your check

      By regular mail:   The Montgomery Funds
                         c/o DST Systems, Inc.
                         P.O. Box 219073
                         Kansas City, MO 64121-9073

      By express or
      overnight service: The Montgomery Funds
                         c/o DST Systems, Inc.
                         210 West 10th Street, 8th Floor
                         Kansas City, MO 64105-1614
To Open a New Account

Online. Visit www.montgomeryfunds.com to print out an application or to exchange at least $2,500 from an existing account into a new account.

By Phone. To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the


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


transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

By Wire. Call us at (800) 572-FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account. See "Buy or sell shares by wiring funds," above. Please note that your bank may charge a wire transfer fee.

By Mail. Send your signed, completed application, with a check payable to The Montgomery Funds to the appropriate address (see "Buy or sell shares by mail" above). Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

Trading Times. Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific Time (4:00 P.M. Eastern Time) will be executed at the next business day's closing price.

Buying Additional Shares

Online. To buy shares online, you must first set up an Electronic Link (described in the note at above left). Then visit www.montgomeryfunds.com to create a Personal Identification Number (PIN) for accessing your account(s). You can purchase up to $25,000 per day in additional shares of any Fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account within two days of your purchase.

By Phone. Current shareholders are automatically eligible to buy shares by phone. To buy shares in the Fund or to invest in a new Fund, call (800) 572-FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

o    Send us a check by overnight or second-day courier service.

o Instruct your bank to wire money to our affiliated bank using the information under "Buying, Selling and Exchanging Shares" (page 41).

Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific Time.

By Wire. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Buy or sell shares by wiring funds" (page 42).

By Mail. Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail a check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.


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

Exchanging Shares

You may exchange Class R shares in the Fund for Class R shares in another Fund in accounts with the same registration, Taxpayer Identification Number (TIN) and address. There is a $100 minimum to exchange into a Fund you currently own and a $2,500 minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at (800) 572-FUND [3863] or through our online Account Access area at www.montgomeryfunds.com.

We will process your exchange order at the next-calculated NAV.

You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

Because excessive exchanges can harm the Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of the Fund during a 12-month period. We also may refuse an exchange into the Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same TIN will be counted together).

We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of the Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

We reserve the right to refuse exchanges into the Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions.
Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear.

Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

o For share sale proceeds transferred by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

o For redemption checks requested by overnight courier, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.


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


Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.

By Internet or Phone. You may accept or decline Internet or telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through www.montgomeryfunds.com, through one of our shareholder service representatives or through our automated Star System at
(800) 572-FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our Internet or phone transaction policies, see "Other Policies" on page 47.

Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific Time.

By Mail. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your pre-designated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (which is not the same as a notarization) available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

If you want the redemption proceeds to be wired but do not have a pre-designated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call (800) 572-FUND [3863] for more details.

Redemption Fee. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the NAV of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged.

Other Account Information

Generally

You pay no sales charge to invest in Class R shares of the Fund. The minimum initial investment for the Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

We must receive payment from you within three business days of your purchase. In addition, the Fund and the Distributor each reserve the right to reject all or part of any purchase.

From time to time, Montgomery may close and reopen the Fund to new investors at its discretion. If the Fund is closed to new investors, shareholders who maintain the minimum required balance of


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


$2,500 may make additional investments in the Fund. Employer-sponsored retirement plans, if they are already invested in the Fund, may be able to open additional accounts for plan participants. Montgomery may reopen and close the Fund to certain types of new shareholders in the future. If the Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of the Fund when it is closed, you may not exchange shares from other Montgomery Funds for shares of the Fund. Montgomery reserves the right to close or liquidate the Fund at its discretion.

How Fund Shares Are Priced

How and when we calculate the Fund's price or NAV determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of the Fund after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate the NAV on days on which the NYSE is closed for trading. The Fund may, but does not expect to, determine the NAV of its shares on any day the NYSE is not open for trading if there is sufficient trading in the Fund's portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Fund's NAV are provided in the Statement of Additional Information.

Manage Your Account(s) Online

Our Account. Access area offers free, secure, around-the-clock access to your Montgomery Funds account(s). At www.montgomeryfunds.com shareholders can:

o     Check current  account    o    View tax summaries
      balances
o     Buy,  exchange or sell    o    Change   address  of
      shares                         record
o     View statements           o    View the most recent account
                                     activity  and   up   to  160
                                     records of  account  history
                                     within the past two years
o     Order duplicate
      statements and tax forms

Access your account(s) online today: Simply click on the Account Access tab and follow the simple steps to create a secure PIN. It takes only a minute.

For your protection this secure area of our site requires the use of browsers with 128-bit encryption. If you are not sure what level of security your browser supports, click on our convenient browser check.


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

Other Policies

Minimum Account Balances. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500, with the exception of retirement accounts (IRAs). If your Fund account balance falls below that amount for any reason, we may ask you to add to your account. If your Fund account balance is not brought up to the minimum or you do not send us other instructions, we may either redeem your shares and send you the proceeds or we may charge you an annual account maintenance fee of $10. The fee is payable to the Fund and is designed to offset in part the relatively higher costs of servicing small accounts. The Fund reserves the right to waive the fee. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations. Gartmore may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, front-end or contingent deferred loads, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) for each share class below its previously set operating expense limit. The Interim Investment Management Agreement allows Gartmore three fiscal years to recover amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation for the fiscal year. Gartmore may not request or receive reimbursement of such amounts before payment of the Fund's operating expenses for the current year.

Shareholder Servicing Plan. The Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee also may be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

In-Kind Redemptions. When in the judgment of Gartmore it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund selected by Gartmore at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other portfolio securities for purposes of calculating the net asset value of the Fund's shares.

Uncashed Redemption Checks. If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, please call us at (800) 572-FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

Transaction Confirmation. If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Fund will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

Buying and Selling Shares Through Securities Brokers and Benefit Plan Administrators. You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They also may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them

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

(generally, 4:00 P.M. Eastern Time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Internet and Telephone Transactions

By buying or selling shares over the Internet or the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your Internet or telephone transaction privileges.

The shares you purchase over the Internet or by phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o    Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o    Sending a transaction confirmation to the investor

The Fund and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to place purchase or sale orders with the Fund, to receive certain shareholder information electronically or otherwise to interact with the Fund.

We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, or you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising Internet and/or telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request using the automated Star System, via overnight courier or by telegram.

You may discontinue Internet or telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or a TIN, apply for one immediately by

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

contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Fund pays to them may be subject to up to 30% withholding instead of backup withholding.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a New Account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice.

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

Privacy Notice

The Montgomery Funds may collect or capture nonpublic personal information about you from the following sources:

o    The Montgomery Funds New Account application or other forms;

o    Oral conversations with our representatives;

o    Your transactions with us;

o    Electronic sources such as our Web sites or e-mails; and

o Information about any bank account you use for transfers between your bank account and your Fund accounts, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Please inform us if you do not want to receive e-mail from our company in the future by sending us an e-mail at feedback@montgomeryasset.com. If you supply us with your postal address online you may receive periodic mailings from us with information on new products and services or upcoming events. If you do not wish to receive such mailings, please let us know by calling 800-572-FUND [3863]. Persons who supply us with their telephone numbers online may receive telephone contact from us with information regarding orders they have placed. If you do not wish to receive such phone calls, again, please let us know by calling 800-572-FUND [3863].

If you have any additional questions or concerns about privacy, our information practices or the confidentiality of personal data transmissions, please contact a shareholder services representative at 800-572-FUND [3863].


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


After You Invest

Tax Consequences

IRS rules require that the Fund distributes all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in its Statement of Additional Information, available for free by calling (800) 572-FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Fund.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with the Fund as of its "record date."

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

The Fund declares and pays income dividends and capital gains in the last quarter of each calendar year. Following its fiscal year end (June 30), the Fund may make additional distributions to avoid the imposition of a tax.

Keeping You Informed

After you invest, you will receive detailed information on our useful services and tools available for investors. During the year we will also send you the following communications:

o    Confirmation statements, mailed after transactions occur in your account

o Account statements, mailed after the close of each calendar quarter (also available online)

o Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

o    1099 tax form, sent by January 31

o    5498 tax form, sent by May 31

o    Annual updated prospectus, mailed to existing shareholders in the fall


Call (800) 572-FUND or visit montgomeryfunds.com                              20

To save you money, we will send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address). We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call (800) 572-FUND [3863].


Call (800) 572-FUND or visit montgomeryfunds.com                              21

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's performance for the periods shown. The following selected per-share data and ratios were audited by PricewaterhouseCoopers LLP. The audit reports of PricewaterhouseCoopers appear in the 2002 Annual Report of the Fund. The total return figures in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


                                                                                 Long-Short Equity Plus Fund (1)
                                                                                                  04/01/99-
Selected Per-Share Data for the Year or Period Ended:     06/30/02    06/30/01(4)   06/30/00      06/30/99   03/31/99(4)   03/31/98
                                                                                                  (2)(3)(4)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $13.16        $30.80      $19.65        $16.47      $12.70        $10.00
Net investment income/ (loss)                               (0.19)        (0.16)      (0.60)        (0.06)      (0.05)          0.02
Net realized and unrealized gain/(loss) on investments      (2.07)        (8.36)       13.74          3.24        4.92          2.68
Net increase/ (decrease) in net assets resulting from       (2.26)        (8.52)       13.14          3.18        4.87          2.70
  investment operations
Dividends from net investment income                            --            --          --            --          --            --
Distributions from net realized capital gains                   --        (9.12)      (1.99)            --      (1.10)            --
Total distributions                                             --        (9.12)      (1.99)            --      (1.10)            --
Net Asset Value - End of Period                             $10.90        $13.16      $30.80        $19.65      $16.47        $12.70
====================================================================================================================================
Total Return(5)                                           (16.79)%      (34.33)%      67.54%        19.61%      39.87%        27.20%
Net assets, end of period (in 000s)                        $39,822       $90,973    $368,301      $216,300     $83,638       $16,579
Ratio of net investment income/ (loss) to average net      (0.80)%       (0.68)%     (1.92)%    (2.30)%(6)     (0.35)%      0.65%(6)
  assets
Net investment income/ (loss) before deferral of fees      $(0.25)       $(0.16)     $(0.60)       $(0.06)     $(0.09)       $(0.05)
  by Manager
Portfolio turnover rate                                       425%          143%        204%           43%        226%           84%
Expense ratio including certain other expenses (7)           2.44%         3.05%       3.91%      4.18%(6)       3.40%      2.78%(6)
Expense ratio before deferral of fees by Manager,            2.97%         3.05%       3.91%      4.61%(6)       3.79%      5.19%(6)
  including certain other expenses (7)
Expense ratio excluding certain other expenses (7)           2.35%         2.25%       2.06%      2.35%(6)       2.35%      2.35%(6)

______________________________

(1) The Fund was formerly named the Global Long-Short Fund. The Fund commenced operations on December 31, 1997.
(2) On January 29, 1999, the Fund's Class R shares were issued in exchange for Class A shares.
(3)  The Fund changed its year end from March 31 to June 30.
(4) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.
(5)  Total return represents aggregate total return for the periods indicated.
(6)  Annualized.
(7) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.


Call (800) 572-FUND or visit montgomeryfunds.com                              22

[Inside back cover]

You can find more information about the Fund's investment policies in the Statement of Additional Information (SAI), incorporated by reference in, and therefore legally a part of, this prospectus.

To request a free copy of the SAI, please call us at (800) 572-FUND [3863]. You can review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Fund in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, please call us at (800) 572-FUND [3863].

Corporate Headquarters:

      The MONTGOMERY Funds
      101 California Street
      San Francisco, CA 94111-9361

                                     [Logo]

                                Invest wisely.(R)
                              (800) 572-FUND [3863]
                             www.montgomeryfunds.com



SEC File No.:     811-8064                      Funds Distributor, Inc.02/03-__

      _____________________________________________________________________

                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION FOR

                 MONTGOMERY PARTNERS LONG-SHORT EQUITY PLUS FUND

      _____________________________________________________________________

                             THE MONTGOMERY FUNDS II

                 MONTGOMERY PARTNERS LONG-SHORT EQUITY PLUS FUND

                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 10, 2003


      The Montgomery Funds II is an open-end management investment company organized as a Delaware statutory trust (the "Trust"). The Trust has different series of shares of beneficial interest. The Montgomery Partners Long-Short Equity Plus Fund (the "Fund") is a series of The Montgomery Funds II. This Statement of Additional Information contains information in addition to that set forth in the prospectus for the Class R shares of the Fund dated February 10, 2003, and in the prospectus for the Class A, B, and C shares of the Fund dated February 10, 2003 (in reference to the appropriate share classes, the "Prospectuses"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with a Prospectus. The Annual Reports to Shareholders for the Fund for the fiscal year ended June 30, 2002 are incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                                TABLE OF CONTENTS
                                                                        Page

STATEMENT OF ADDITIONAL INFORMATION......................................1


THE TRUST................................................................3


INVESTMENT OBJECTIVES AND POLICIES OF THE FUND...........................3


RISK FACTORS............................................................12


INVESTMENT RESTRICTIONS.................................................14


DISTRIBUTIONS AND TAX INFORMATION.......................................15


TRUSTEES AND OFFICERS...................................................19


INVESTMENT MANAGEMENT AND OTHER SERVICES................................21


EXECUTION OF PORTFOLIO TRANSACTIONS.....................................25


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................27

DETERMINATION OF NET ASSET VALUE........................................30


PRINCIPAL UNDERWRITER...................................................31


PERFORMANCE INFORMATION.................................................31


GENERAL INFORMATION.....................................................35


FINANCIAL STATEMENTS....................................................37


Appendix................................................................38

                                    THE TRUST

      The Montgomery Funds II is an open-end management investment company organized as a Delaware statutory trust on September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in Class A, B, C and R shares of the Montgomery Partners Long-Short Equity Plus Fund (formerly Montgomery Global Long-Short Fund) (the "Fund"). This Statement of Additional Information pertains to the Fund.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

      As of January 20, 2003, Gartmore Mutual Fund Capital Trust ("Gartmore" or the "Manager"), replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment manager. Under an Interim Investment Management Agreement, Gartmore manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Gartmore is authorized to select and place portfolio investments on behalf of the Fund. The Fund's shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Fund are described in detail in the Prospectuses. The following discussion supplements the discussion in the Prospectuses.

      The Fund is a diversified series. The achievement of the Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

Alternative Structures

      The Fund has reserved the right, if approved by the Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. The Fund would be considered as a "feeder" fund and the pool as the "master" fund. Although combining assets in this way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Fund and the Manager. If the Fund were proposing to convert to this structure, it would notify its shareholders before it took any such action. As of the date of this Statement of Additional Information, the Fund has not proposed instituting this alternative structure.

Special Investment Strategies and Risks

      The Fund has special investment policies, strategies and risks in addition to those discussed in the Prospectuses, as described below.

      The Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options, swaps and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. The Fund may not be an appropriate investment for conservative investors.

      The Fund's investment objective is to seek long-term capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities of publicly traded companies in the United States. The Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to the Fund's investment objective. Investors should note that the Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses and dividend expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

      The Fund may employ margin leverage and engage in short sales of securities it does not own. The Fund also may use options, swaps, futures and financial indices to gain exposure to the S&P 500 Index, for hedging purposes and/or to establish or increase its long or short positions. The Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 20% of its net assets in debt securities, including up to 5% in debt securities rated below investment grade. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

Portfolio Securities

      Depositary Receipts, Convertible Securities and Securities Warrants. The Fund may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in international or emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Each such Fund may also invest in convertible securities and securities warrants.

      A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the common stock's value rises and decrease as the common stock's value declines. For purposes of allocating the Fund's investments, the Manager regards convertible securities as a form of equity security.

      A securities warrant is typically a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

      Other Investment Companies. The Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by the Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) the Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

      The Fund does not intend to invest in other investment companies unless, in the judgment of the Manager, the potential benefits exceed associated costs. As a shareholder in an investment company, the Fund bears its ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

      Debt Securities. The Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 20% of the Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, the Fund may invest up to 5% of its total assets in debt securities rated lower than investment grade. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

      Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of the Fund and will be limited to 5% of the Fund's assets.

      As an operating policy, which may be changed by the Board, the Fund may invest in debt securities rated lower than investment grade. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

      U.S. Government Securities. The Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). The Fund generally will have a lower yield than if it purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

      Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Fund's shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

      Structured Notes and Indexed Securities. The Fund may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Risk Factors/Special Considerations Relating to Debt Securities

      The Fund may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of the Fund will reflect these changes in market value.

      Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

      Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of the Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of the Fund.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if the Fund invested in higher-rated debt securities.

      Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

      The Fund typically will not hedge against the foreign currency exchange risks associated with its investments (if any) in foreign securities. Consequently, the Fund will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Fund may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Fund might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Fund.

      The Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      The Fund also may purchase other types of options and futures and may write covered options.

      Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

      The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

      In connection with the Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, the Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of the Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

      Futures Contracts and Options on Futures Contracts. The Fund typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Fund may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. These Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

      The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

      The Fund will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the Fund's futures contracts on securities or currencies will usually be liquidated in this manner, the Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      By using futures contracts to hedge its positions, the Fund seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire. For example, when interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency the Fund has acquired or expects to acquire.

      As part of its hedging strategy, the Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of the Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

      The acquisition of put and call options on futures contracts gives the Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives the Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

      The Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. The Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

      Loss from investing in futures transactions by the Fund is potentially unlimited.

      The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

      S&P 500 Index Futures and Related Options. The Fund may invest in S&P 500 Index future contracts (an "Index Future"), which are contracts to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in the S&P 500 Index. The Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or an option transaction in which the Fund has assumed a long position in an Index Future and may realize a gain if the value of the S&P 500 Index rises between such dates. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Accordingly, there is a risk that the Fund may not be able to enter into a closing transaction for that particular contract.

      Options on Securities, Securities Indices and Currencies. The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

      The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

      The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

      Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund currently may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

      The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets.

      The Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to substantial losses. The Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Fund can satisfy its obligations under the option.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

      LEAPS and BOUNDS. Subject to the limitation that no more than 25% of its assets be invested in options, the Fund may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDS"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDS provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

      Equity-Linked Derivatives--SPDRs, WEBS, HOLDRs, DIAMONDS and OPALS. The Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Holding Company Depository Receipts ("HOLDRs"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

      SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries. A HOLDR is a fixed collection of stocks, usually 20, that is used to track some industry sector. For example, HOLDRs exist for biotech, internet, and business-to-business companies. All HOLDR securities trade on the American Stock Exchange; their ticker symbols end in "H."

      OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

      Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS, HOLDRs and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS, HOLDRs and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

Other Investment Practices

      Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund's repurchase agreements will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to the Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the underlying security.

      Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Fund enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

      The Fund generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Fund regard repurchase agreements with maturities in excess of seven days as illiquid. The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

      For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from the Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

      Apart from the risk of bankruptcy or insolvency proceedings, the Fund also runs the risk that the seller may fail to repurchase the security. However, the Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

      The Fund may participate in one or more joint accounts with each other and other series of the Trust that invest in repurchase agreements collateralized, subject to its investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and the Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

      The Fund cause its custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

      Lending of Portfolio Securities. The Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Fund is entitled to obtain the return of the securities loaned within five business days.

      For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, the Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Manager.

      Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

      Leverage. The Fund may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of the Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value whole the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

      When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer. While the Fund reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Fund intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Fund does not believe that its net asset values will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund causes its custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will earn no income on these assets.

      The Fund may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

      Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, securities subject to restrictions on repatriation for more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by the Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by the Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

      Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (see below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

      Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

      The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security,
(ii) the number of dealers that quote prices for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Fund's portfolios and reports periodically on such decisions to the Board.

      Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, the Fund may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Fund.

      Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Fund does not regard portfolio turnover as a limiting factor.

      The Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) during the most recent fiscal year.


                                  RISK FACTORS

      The following describes certain risks involved with investing in the Fund in addition to those described in the Prospectus or elsewhere in this Statement of Additional Information.

Foreign Securities

      The Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

      Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

      Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

      Some countries in which one of these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Interest Rates

      The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Equity Swaps

      The Fund may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

      The Fund is likely to invest in S&P 500 Index equity swap contracts. In such an investment, the Fund agrees to pay to a counterparty a floating rate of interest (typically the London Inter Bank Offered Rate, "LIBOR") on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on such an equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account. The Fund does not believe that the Fund's obligations under equity swap contracts are senior securities within the meaning of the Investment Company Act, so long as such a segregated account is maintained, and accordingly, the Fund will not treat them as being subject to its borrowing restrictions.

Short Sales

      The Fund makes significant use of short sales. Short sales are transactions in which the Fund sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. The Fund will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which the Fund must replace the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in the Fund's recognition of gain for certain portfolio securities.

      Until the Fund replaces a borrowed security, it will instruct its custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.


                             INVESTMENT RESTRICTIONS

      The following policies and investment restrictions have been adopted by the Fund (unless otherwise noted) and are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). The Fund may not:

        1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

        2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% (or such other higher percentage as permitted by law) of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

        3.     (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for the Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

              (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

        4. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or, from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

        5. Buy or sell real estate or commodities or commodity contracts; however, the Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information. As an operating policy that may be changed without shareholder approval, the Fund may invest in real estate investment trusts only up to 10% of its total assets.

        6. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

        7. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by the Fund. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations).

        8. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

        9. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. For purposes of this restriction, the Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

        10. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

        11. Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy that may be changed without shareholder approval.)

        12. Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

        13. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. (This is an operating policy that may be changed without shareholder approval.)

      To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders. If there is a change in the investment objective or policies of the Fund, a shareholder should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current financial positions and needs.

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                        DISTRIBUTIONS AND TAX INFORMATION

      Distributions. The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in their operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

      The amount of ordinary income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Fund's Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

      The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.

      The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

      Any dividend or distribution per share paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

      Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

      Tax Information. The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund has filed a tax return and has so qualified and elected in prior tax years. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so the Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

      In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

      Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

      The Fund or any securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

      The Fund intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

      The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

      If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders the pro rata share of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

      The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

      The Trust and the Fund intend to comply with the requirements of Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act.

      Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

      For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

      Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

      Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

      Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

      Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

      Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

      The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                             TRUSTEES AND OFFICERS

      The Trustees of the Trust are responsible for the overall management of the Fund, including establishment of the Fund's policies, and general supervision and review of the Fund's investment activities. Each Board consists of a majority of Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees"). The officers who administer the Fund's daily operations are appointed by the Board of Trustees. Two affiliated trusts, The Montgomery Funds and The Montgomery Funds III, and an affiliated fund, Montgomery Partners Absolute Return Fund LLC, have the same Board members and officers as the Trust. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

                                                                                  Number
                                        Length                                    of
                                        of                                        Portfolio
                   Position             Time                                      in Fund
                   Held                 Served/                                   Complex
                   with                 Term                                      Overseen      Other
                   the                  of          Principal Occupations         by            Directorships
Trustees           Trust                Office      During Past 5 Years           Trustee       Held by Trustee
=================================================================================================================
Andrew Cox         Disinterested        July 9,     Independent investment           15         The Montgomery
101 California     Trustee              1990        consultant. President,                      Funds; The
Street                                  to          Denver International                        Montgomery Funds
San Francisco, CA                       present/    School, from 1998 to 2000,                  III; Montgomery
94111                                   Indefinite  and Member of the Board                     Partners Absolute
Born 1944                                           from 1997 to 2000. Adjunct                  Return Fund LLC;
                                                    Professor, University of                    Janus Capital
                                                    Denver, Department of                       Group Inc.
                                                    Finance, from 1994 to 1998.
-----------------------------------------------------------------------------------------------------------------
John A. Farnsworth Disintereted         July 9,     Managing Partner,                15         The Montgomery
101 California     Trustee              1990        Farnsworth Search Group.                    Funds;  The
Street                                  to          Managing Director of                        Montgomery Funds
San Francisco, CA                       present/    Korn/Ferry International                    II; Montgomery
94111                                   Indefinite  from 1999 to 2002.                          Partners Absolute
Born 1941                                           Principal of Pearson,                       Return Fund LLC
                                                    Caldwell & Farnsworth,
                                                    Inc., an executive search
                                                    consulting firm, from 1991
                                                    to 1999.
-----------------------------------------------------------------------------------------------------------------
Cecilia H. Herbert Disinterested        November    Chair of the Investment          15         The Montgomery
101 California     Trustee              12, 1992    Committee of Archdiocese                    Funds; The
Street                                  to          of San Francisco Finance                    Montgomery Funds
San Francisco, CA                       present/    Council; Member of the                      III; Montgomery
94111                                   Indefinite  Boards of The Thacher                       Partners Absolute
Born 1949                                           School, Catholic Charities                  Return Fund LLC
                                                    Catholic Youth
                                                    Organization of San
                                                    Francisco, and the Women's
                                                    Board of California
                                                    Pacific Medical Center.
=================================================================================================================
R. Stephen Doyle   Trustee              July 9,     Chairman of the Board of         15         The Montgomery
101 California                          1990        Trustees of the Trust                       Funds III;
Street                                  to          since 1990. Chairman                        Montgomery
San Francisco, CA                       present/    Emeritus of the Manager                     Partners Absolute
94111                                   Indefinite  since 2001. Chairman of                     Return Fund LLC;
Born 1939                                           the Manager from 1990 to                    Main Management, LLC
                                                    2001. Chief Executive Officer
                                                    of theManager from 1990 to 1999.
                                                    Founder of the Manager.


                                                                                  Number of
                                                                                  Portfolios
                  Position                                                        in Fund       Other
                  Held                  Length                                    Complex       Directorships
Affiliated        with the              of Time     Principal Occupations During  Overseen by   Held by
Officers          Trust                 Served      Past 5 Years                  Officer       Officer
=================================================================================================================
Elizabeth W.      President             August      Senior Vice President of         15         None
Lawrence          and                   21,         BISYS Fund Services since
60 State Street,  Treasurer             2002 to     2001.  Vice President and
Suite 1300                              present     Senior Manager of PFPC, Inc.
Boston, MA 02109                                    Client Services and
Born 1964                                           Operations from 1999 to
                                                    2001. Director of Client
                                                    Services of PFPC,
                                                    Inc. from 1997 to 1999.
-----------------------------------------------------------------------------------------------------------------
Scott M.          Vice                  September   Senior Counsel of BISYS Fund     15         None
Zoltowski         President             27,         Services since 2001.
60 State Street,  and                   2002 to     Associate at Dechert (law
Suite 1300        Secretary             present     firm) from 1999 to 2001.
Boston, MA 02109                                    Counsel of ALPS, Inc. (fund
Born 1969                                           services) from 1998 to 1999.
                                                    Attorney at Fidelity Investments
                                                    Legal Department from 1997
                                                    to 1998.
-----------------------------------------------------------------------------------------------------------------
Mary A. Nelson    Vice                  September   Senior Vice President of         15         None
60 State Street,  President             19, 1997    Treasury Services at BISYS
Suite 1300        and                   to present  Fund Services since 1995.
Boston, MA 02109  Assistant
Born 1964         Treasurer
-----------------------------------------------------------------------------------------------------------------
Stacey Bufton     Vice                  May 31,     Vice President of BISYS Fund     15         None
60 State Street,  President             2001 to     Services since June 1999.
Suite 1300        and                   present     Manager at First Data
Boston, MA 02109  Assistant                         Investor Services Group from
Born 1969         Treasurer                         1997 to 1999.



      Board Committees. The Board of Trustees has two standing committees: the Audit Committee and the Pricing Committee, as described below.

      The Audit Committee is comprised of Cecilia Herbert (Chairperson), Andrew Cox, and John Farnsworth. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee held two regular meetings during the Trust's most recent fiscal year.

      The Pricing Committee is comprised of Andrew Cox and several representatives from the Manager. The Pricing Committee is responsible for (1) monitoring the valuation of the Fund's securities and other investments; and (2) as required by each series of the Trust's pricing policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Pricing Committee meets as necessary when the Fund's price is not readily available. The Pricing Committee has held several meetings throughout the Trust's last fiscal year. The Pricing Committee reports to the Board no less frequently than at the regular quarterly meetings of the Board.

      Compensation. The officers and the Trustees of the Trust who are compensated employees of the Manager, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers, compensated employees, or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Fund and Funds Distributor, Inc. will receive commissions for executing portfolio transactions for the Fund. The Trustees who are not compensated employees of the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 2002 and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2002 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.

                                                  Fiscal Year
                                            Ended June 30, 2002***


 Name of Trustee        Aggregate           Aggregate         Pension or
                     Compensation from   Compensation from    Retirement        Total
                      The Montgomery   The Montgomery Funds   Benefits      Compensation
                          Funds                               Accrued      From the Trust
                                                             as Part of       and Fund
                                                            Fund Expenses*    Complex**
 R. Stephen Doyle        $19,150             $8,080              --            $32,500
---------------------------------------------------------------------------------------
 F. Scott Tuck            None                None               --              None
---------------------------------------------------------------------------------------
 Andrew Cox              $41,500             $17,500             --            $67,500
---------------------------------------------------------------------------------------
 John A. Farnsworth      $41,500             $17,500             --            $67,500
---------------------------------------------------------------------------------------
 Cecilia H. Herbert      $41,500             $17,500             --            $67,500
---------------------------------------------------------------------------------------

* The Trust does not maintain pension or retirement plans.
** The Fund Complex includes two additional trusts and an affiliated fund. The Trustees received a one-time fee of $2,500 for the organizational meeting of the affiliated fund.
*** Compensation figures include cash and may include amounts deferred at the election of the Trustees. As of the fiscal year ended June 30, 2002, certain of the Trustees elected to defer a portion of their compensation as follows: John
A. Farnsworth, $130,000; R. Stephen Doyle, $10,833; Cecilia H. Herbert, $32,500. The Trustees' deferred compensation arrangements are discussed in more detail below.

      Deferred Compensation Agreements. The Trustees who are not compensated employees of the Manager (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various Montgomery Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in a single sum in cash, or in annual installments beginning on the date selected under the Compensation Agreements. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed in cash to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of general unsecured creditors of the Trust and of each of the Montgomery Funds from which they are deferring compensation.

      Trustee Ownership of Equity Securities. The tables below show the dollar range of shares of the Fund as well as the dollar range of shares of all Funds in the entire Fund Complex beneficially owned by each Trustee as of the most recently completed calendar year:

-------------------------------------------------------------------------------------------
  Name of                    Dollar Range of Equity Securities in the Fund as of
  Trustee                           Calendar Year Ended December 31, 2002
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  R. Stephen Doyle                                   None
-------------------------------------------------------------------------------------------
  John A.                                            None
  Farnsworth
-------------------------------------------------------------------------------------------
  Andrew Cox                                         None
-------------------------------------------------------------------------------------------
  Cecilia H.                                      $1-$10,000
  Herbert
-------------------------------------------------------------------------------------------
  Name of          Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex*
  Trustee             Overseen by the Trustees as of Calendar Year Ended December 31, 2001
-------------------------------------------------------------------------------------------
  R. Stephen Doyle                              None
-------------------------------------------------------------------------------------------
  John A. Farnsworth                            $10,001-$50,000

-------------------------------------------------------------------------------------------
  Andrew Cox                                    Over $100,000
-------------------------------------------------------------------------------------------
  Cecilia H.                                    Over $100,000
  Herbert
-------------------------------------------------------------------------------------------

* The Fund Complex includes two additional trusts and an affiliated fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

      Investment Management Services. As stated in the Prospectuses, investment management services are provided to the Fund by Gartmore Mutual Fund Capital Trust (the "Manager"), pursuant to an Interim Investment Management Agreement between the Manager and The Montgomery Funds II, effective as of January 20, 2003 (the "Interim Management Agreement"). At that time, the Manager replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment adviser.

      On January 14, 2003, the Fund's Board of Trustees, including a majority of the independent trustees, approved the Interim Management Agreement. The terms and conditions of the Interim Management Agreement, including the management fee rate, are identical in all material respects to the former investment management agreement between MAM and the Trust (the "Prior Management Agreement") except for the dates of effectiveness and certain provisions regarding the escrow of management fees as required by the Investment Company Act and Rule 15a-4 promulgated thereunder.

      In determining whether to approve the Interim Management Agreement, the Board of Trustees requested information which was then provided by the Manager in accordance with Section 15(c) of the Investment Company Act. The Trustees considered a number of factors in reviewing and approving the Interim Management Agreement, including the nature and quality of the services to be provided to the Fund by the Manager, the fees and expenses borne by the Fund, the Manager's soft dollar practices, and the profitability of the relationship for the Manager. In reviewing the quality of services to be provided to the Fund, the Trustees considered comparative performance information for funds currently managed by the Manager. In connection with their review of the fees to be paid to the Manager, the Trustees noted that the fees would be the identical to those paid to MAM under the Prior Management Agreement. The Trustees also considered the Fund's expense limitation.

      The Trustees reviewed the financial condition and profitability of the Manager and Nationwide Financial (the parent company of the Manager). The Trustees also reviewed the quality and depth of the Manager's organization in general and of the investment professionals expected to provide services to the Fund. Based on their review, the Trustees, including the Independent Trustees, concluded that approving the Interim Management Agreement with the Manager was in the best interests of the Fund and its shareholders.

      The Interim Management Agreement is in effect only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust's By-Laws, to approve a new Investment Management Agreement between the Trust and the Manager or one hundred and fifty (150) days from the termination of the Prior Management Agreement. The Interim Management Agreement may be terminated at any time, without penalty, by the Fund upon ten
(10) days' written notice to the Manager, or by the Manager upon sixty (60) days' written notice to the Fund. The Interim Management Agreement is automatically terminated in the event of its assignment as defined in the Investment Company Act.

      For services performed under the Interim Management Agreement, the Fund pays the Manager a management fee based upon the average daily net assets of the Fund at the following annual rates:

FUND                                    AVERAGE DAILY NET ASSETS    ANNUAL RATE
Montgomery Partners Long-Short Equity     First $250 million           1.50%
Plus Fund                                 Over $250 million            1.25%
-------------------------------------------------------------------------------

      All fees payable to the Manager under the Interim Management Agreement shall be accrued daily and paid by the Fund to an interest-bearing escrow account with an institution mutually agreed upon by both parties; provided that if a new agreement is approved by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund before the termination of the Interim Management Agreement, all amounts paid by the Fund in the escrow account will be immediately payable to the Manager along with the interest attributable to such amounts upon such approval; provided further, that if a majority of the outstanding voting securities of the Fund do not approve a new agreement before the termination of the Interim Management Agreement, the Manager shall, upon termination of the Interim Management Agreement, be entitled only to the lesser of: (i) the costs incurred in performing the Interim Management Agreement plus interest earned on that amount while in escrow; or
(ii) the total amount paid by the Fund to the escrow account plus interest earned on that amount.

      As noted in the Prospectus, under the Interim Management Agreement, the Manager has agreed to reduce some or all of its management fee (and to reimburse other Fund expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of the Fund's average net assets (excluding certain expenses discussed below):

FUND                                                    TOTAL EXPENSE LIMITATION
                                                               (ANNUAL RATE)

Montgomery Partners Long-Short Equity Plus Fund           Class R - 2.35%
                                                          Class A - 2.35%
                                                          Class B - 2.60%
                                                          Class C - 2.60%
-------------------------------------------------------------------------------

      The Manager also may voluntarily reduce additional amounts to increase the return to the Fund's investors. Any reductions made by the Manager in its fees or operating expenses paid by the Manager (collectively, "subsidies") are subject to reimbursement by the Fund within the following three fiscal years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitation. The Manager may not request or receive reimbursement for the subsidies before payment of the Fund's operating expenses for the current fiscal year.

      Operating expenses for purposes of the expense limitation include the Manager's management fee but do not include any taxes, interest, front-end or contingent deferred loads, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

      The operating expense limitation was approved by the Board, as a part of the Interim Management Agreement, at a duly called meeting. In considering the operating expense limitation, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any subsidies within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

      For the past three fiscal years, as compensation for MAM's investment management services under the Prior Management Agreement, the Fund paid MAM investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Prior Management Agreement may have instead been reduced by MAM, but may be subject to reimbursement by the Fund as discussed previously.

FUND                                                 MANAGEMENT FEES PAID TO MAM FOR THE
                                                        YEAR OR PERIOD ENDED JUNE 30,
                                                       2002         2001            2000

Montgomery Partners Long-Short Equity Plus Fund     $  630,788    $  3,371,565   $  5,942,624


      Sub-Advisory Arrangements. Both the Prior Management Agreement and the Interim Management Agreement authorize the Fund's investment manager, at its option and at its sole expense, to appoint a subadviser, which may assume all or a portion of the responsibilities and obligations of the investment manager pursuant to the applicable Management Agreement as shall be delegated to such subadviser. Any appointment of a subadviser and assumption of responsibilities and obligations of the investment manager by such subadviser is subject to approval by the Board of Trustees and, as required by law, the shareholders of the Fund.

      The Board of Trustees held meetings on July 17 and 25, 2002, and discussed a proposal to change the Fund's investment process and to retain SSI Investment Management, Inc. ("SSI" or the "Subadviser") as the Fund's subadviser to implement that process. On July 25, 2002, the Board of Trustees approved an Investment Sub-Advisory Agreement (the "Prior Sub-Advisory Agreement") between MAM and SSI. Subsequently, on September 30, 2002, the Fund's shareholders approved a proposal, recommended by the Board of Trustees, to change the Fund's investment process and to retain SSI as the Fund's subadviser. The Prior Sub-Advisory Agreement was terminated on January 14, 2003. Subsequently, the Board of Trustees approved an Interim Sub-Advisory Agreement between the Manager and SSI.

      In determining whether to approve the Interim Sub-Advisory Agreement, the Board of Trustees noted the factors it considered and applied during the Board's review of the Prior Sub-Advisory Agreement. At that time, the Trustees considered the search process and criteria used by MAM to select the Subadviser. The Trustees also reviewed the Subadviser's Form ADV filed with the Securities and Exchange Commission as well as other materials regarding the Subadviser's personnel, operations, financial condition, research capabilities, investment philosophy, method of managing portfolios, quantitative models and investment results. During their extensive review of the services to be provided by the Subadviser, the Trustees considered and analyzed several factors. In particular, the Trustees considered the Subadviser's performance returns for certain relevant accounts, which have exceeded the S&P 500 in each of the past five years. The Board also noted the Subadviser's nearly 30 years of experience implementing a long-short investment strategy. The Board reviewed the quality and depth of the Subadviser's organization and investment professionals by receiving a presentation from John Gottfurcht, SSI's President, and Amy Gottfurcht, the Subadviser's Chairman and CEO, which discussed the Subadviser's historical performance, team of analysts, and proprietary portfolio selection methodology. The Board also received positive information from MAM's review of the Subadviser, including positive references and the long-term continuity among the Subadviser's staff. In considering the fees and expenses borne by the Fund and the profitability of the relationship for MAM and the Subadviser, the Board noted that the Subadviser's proposed compensation rate was competitive with industry rates for advisers with similar strategies. The Board also considered the Subadviser's soft dollar practices, which appear to be in line with industry norms. Upon concluding their analysis, the Trustees, including the Independent Trustees, unanimously approved the Prior Sub-Advisory Agreement.

      The Prior Sub-Advisory Agreement provided that the Subadviser agrees to manage the investment of the Fund's assets allocated to the Subadviser, subject to the applicable provisions of the Trust's Declaration of Trust, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Trustees. Under the Prior Sub-Advisory Agreement, MAM (not the Fund) agreed to pay the Subadviser an annual fee equal to the percentages set forth below of the value of the Fund's average net assets allocated to the Subadviser, payable monthly:

  FUND                                                   SUBADVISER'S MANAGEMENT FEE
  Montgomery Partners Long-Short Equity Plus Fund        1.00% on the first $50 million
                                                         0.75% on assets in excess of $50 million


      As of February 10, 2003, the Manager had not paid any sub-advisory fees to the Subadviser because the Subadviser began to manage the Fund's assets on that date.

      The terms and conditions of the Interim Sub-Advisory Agreement, including the subadviser's management fee rate, are identical in all material respects to the Prior Sub-Advisory Agreement except for the dates of effectiveness and certain provisions regarding the escrow of management fees as required by the Investment Company Act and Rule 15a-4 promulgated thereunder.

      The Interim Sub-Advisory Agreement is in effect only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust's By-Laws, to approve a new Investment Sub-Advisory Agreement between the Manager and SSI or one hundred and fifty
(150) days from the termination of the Prior Sub-Advisory Agreement. The Interim Sub-Advisory Agreement may be terminated at any time, without penalty, by the Fund upon ten (10) days' written notice to the Manager and the Sub-Adviser, or by the Manager upon sixty (60) days' written notice to the Fund and the Subadviser, or by the Subadviser upon sixty (60) days' written notice to the Fund and the Manager. The Interim Management Agreement is automatically terminated in the event of its assignment as defined in the Investment Company Act.

      The Manager, the Subadviser and MAM may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

      The Trust, the Manager and the Subadviser have each adopted a code of ethics pursuant to Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The code of ethics of each of the Trust, the Manager and the Subadviser, conform to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Under each code of ethics, the personnel covered by the respective code, may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund).

       The use of the name "Montgomery" by the Trust and by the Fund is pursuant to the consent of MAM,, which may be withdrawn.

      Share Marketing Plan. The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Fund pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Fund pursuant to the 12b-1 Plan.

      On August 24, 1995, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at the Board's regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P shares of the Fund. On August 28, 2001, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the extension of the 12b-1 Plan to the Class A, Class B and Class C shares of the Fund. Class R shares are not covered by the 12b-1 Plan.

      Under the 12b-1 Plan, the Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class A shares, and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

      The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Prior to October 31, 2001, the 12b-1 Plan reimbursed the Distributor only for expenses incurred. However, after October 31, 2001 under the new Rule 12b-1 Plan, the distribution fees paid to the Distributor, or otherwise, for any given period are not limited to the actual distribution expenses incurred, and the distribution fees may exceed the distribution expenses actually incurred.

      For the fiscal year ended June 30, 2002, the 12b-1 Plan incurred the following expenses, all of which were used to compensate broker-dealers who sold the Fund:

FUND                                                   COMPENSATION TO BROKER-DEALERS
Montgomery Partners Long-Short Equity Plus Fund                   $69,111

      Except as described in this Statement of Additional Information, none of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Fund, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

      Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. To the extent that 12b-1 Plan fees are incurred in connection with distribution of the shares of more than one Fund, the fees paid by each such participating Fund may be used to finance the distribution of another Fund. In such instances, the distribution fees incurred will be allocated among the participating Funds according to relative net asset size of the participating Funds.

      Shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor. As of June 30, 2002, the total 12b-1 Plan expenses accrued but not paid for The Montgomery Funds and The Montgomery Funds II amounted to less than 0.01% of the Fund's net assets at that time.

      The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The Board determined that there are various anticipated benefits to the Fund from such continuation, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trust (as that term is used under the Investment Company Act) nor any trustee of the Trust who is not any interested person of the Trust has any direct or indirect financial interests in the operation of the 12b-1 Plan.

      All distribution fees paid by the Fund under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the shares of the Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

      Shareholder Services Plan. The Trust has adopted a Shareholder Services Plan (the "Services Plan") with respect to the Fund. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Fund pursuant to the Services Plan.

      On August 24, 1995, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at the Board's regular quarterly meeting, adopted the Services Plan for the Class P shares issued for certain series of the Trust. The Plan was later amended to cover Class R shares, Class B and Class C shares of the Fund.

      Under the Services Plan, the covered shares of the Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of the Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to the Fund, including responding to shareholder inquiries.

      The Distributor. Funds Distributor, Inc. (the "Distributor") may provide certain administrative services to the Fund on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Fund, including issuers of securities in which the Fund may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Fund, and may restrict the ability of the Distributor to provide services to the Fund.

      Referral Arrangements. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Fund will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The Distributor also may reimburse certain solicitation expenses.

      The Custodian. JPMorgan Chase Bank (the "Custodian") serves as principal custodian of the Fund's assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian serving as a "Foreign Custody Manager" for the Fund to the extent permitted by Rule 17f-5. The Custodian has entered (or will enter) into agreements with foreign sub-custodians to the extent necessary to perform their services and in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian and its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on respective schedules of charges agreed on from time to time.

      Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Fund pursuant to an Administrative Services Agreement between the Trust and MAM (the "Administrative Services Agreement"). In approving the Administrative Services Agreement, the Board of Trustees, including a majority of the independent Trustees, recognized that the Administrative Services Agreement involves an affiliate of the Trust; however, the Board made separate determinations that, among other things, the nature and quality of the services rendered under the Administrative Services Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trust and the supervision of the Board of the Trust, the Administrator performs the following types of services for the Fund:

(i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Board; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Administrative Services Agreement, the Fund pays the Administrator an administrative fee based upon a percentage of the average daily net assets of the Fund. The administrative fee varies from an annual rate of 0.07% to 0.06% depending on the Fund's level of assets.

      J.P. Morgan Investor Services Co. ("JPMIS"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the sub-administrator to the Fund pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between JPMIS and MAM. Subject to the control, direction and supervision of MAM and the Trust, JPMIS assists MAM in providing administrative services to the Fund. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays JPMIS an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trust and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month JPMIS assists MAM in providing administrative services to the Fund. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to JPMIS is paid from the administrative fees paid to MAM by the Fund.

      JPMIS also serves as Fund Accountant to the Trust pursuant to Mutual Funds Service Agreements ("Fund Accounting Agreement") entered into between each Trust and JPMIS on May 3, 1999. By entering into the Fund Accounting Agreement, JPMIS also succeeds First Data Corporation as Fund Accountant to the Trust. As Fund Accountant, JPMIS provides the Trust with various services, including, but are not limited to: (i) maintaining the books and records for the Fund's assets,
(ii) calculating net asset values of the Fund, (iii) accounting for dividends and distributions made by the Fund, and (iv) assisting the Fund's independent auditors with respect to the annual audit. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

      The table below provides information on the administrative and accounting fees paid over the past three fiscal years (or shorter period of operations).

                                                   ADMINISTRATIVE FEES PAID            FUND ACCOUNTING FEES
                                                     FOR YEAR ENDED JUNE 30,                    PAID
                                                                                         FOR PERIOD ENDED
                                                                                                JUNE 30,
FUND                                                2002       2001        2000       2002       2001      2000
Montgomery Partners Long-Short Equity Plus Fund   $45,652    $157,339   $268,678    $32,739   $136,565   $254,081



                       EXECUTION OF PORTFOLIO TRANSACTIONS

      In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions, subject to the instructions of, and review by, the Fund and the Board. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager, the Sub-Adviser or the Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

      Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

      In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

      Provided the Trust's officers are satisfied that the Fund are receiving the most favorable price and execution available, the Manager may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by NASD Regulation, Inc.

      While the Fund's general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Manager, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Manager, acting on behalf of the Fund, may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund. These brokerage, research and statistical services may include research/analysis reports, on-line quotation and news services, industry publications, portfolio management software, access to market information (e.g., last sales, bid-asked, and order) on various equity and options exchanges, and investment workshops. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Fund. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commissions.

      Investment decisions for the Fund are made independently from those of other client accounts of the Manager and its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Fund and the various other accounts of the Manager. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The trade allocation procedures of the Manager also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

      To the extent any of the Manager's client accounts and the Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security generally will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, the Fund's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

      At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

      For the past three fiscal years ended June 30, the Fund's total securities transactions generated commissions as indicated below:

FUND                                                        COMMISSIONS FOR FISCAL YEAR ENDED:
                                                        JUNE 30, 2000     JUNE 30, 2001      JUNE 30, 2002
Montgomery Partners Long-Short Equity Plus Fund        $9,027,765           $1,720,867         $608,887

      The Fund does not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Fund. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Fund for their customers.

      Depending on the Manager's view of market conditions, the Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Fund's shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of the Fund.

      When in the judgment of the Manager it is in the best interests of the Fund, an investor may purchase shares of the Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Fund will not acquire restricted securities), their acquisition is consistent with the Fund's investment objective and policies, and the tendered securities are otherwise acceptable to the Fund's Manager. Such securities are acquired by the Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of the Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Fund are valued for the purpose of calculating the net asset value of the Fund's shares. A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

      Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than three business days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

      The Fund intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

      Retirement Plans. Shares of the Fund are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

      For individuals who wish to purchase shares of the Fund through an IRA, there is available through the Fund a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by the Fund and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by the Fund. An IRA that invests in shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution. Information about Roth IRAs is also available from those materials.

      It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.

      Class A, B, and C Shares

      Class A shares are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B and Class C share, based on its respective net asset value, represents an identical interest in the investment portfolio of its respective Fund, and has the same rights, except that Class B and Class C shares bear the expenses of the ongoing distribution fees. Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid.

      The Trust has entered into separate distribution agreements with the Distributor in connection with the subscription and continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the Prospectuses, Statements of Additional Information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

      Class A shares. The term "purchase," as used in the relevant Prospectus and this Statement of Additional Information in connection with an investment in Class A shares of each Load Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other series of the Trust. A purchaser may include shares held by that purchaser's immediate family, i.e., minor children, spouse and, if in the same household, adult children, siblings and grandparents. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intention. Reduced sales charges are applicable to purchases aggregating more than $50,000 of Class A shares of the Fund and of other series of the Trust made within a 13-month period starting with the first purchase pursuant to a Letter of Intention. The Letter of Intention is available only to investors whose accounts are maintained at DST Systems, Inc., the Fund's transfer agent (the "Transfer Agent"). The Letter of Intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A shares of Montgomery Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $50,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter otherwise would be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

      Purchase Privilege of Certain Persons. The following individuals and groups may purchase Class A shares of the Fund at net asset value: current or retired directors, trustees, partners, members, officers and employees of the Trust, the Distributor, the Manager and its shareholders, certain family members of the above persons, and trusts or plans primarily for such persons; current or retired registered representatives or full-time employees and their spouses and minor children and plans of such persons; investors who exchange their shares from an unaffiliated investment company which has a sales charge, so long as shares are purchased within 60 days of the redemption; Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees; investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; employer-sponsored benefit plans in connection with purchases of shares of Class A shares made as a result of participant-directed exchanges between options in such a plan; "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares; and such other persons as are determined by the Board (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trust or the Distributor.

      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

      Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately at the beginning of the seventh year after the plan purchases the first share of any Montgomery Fund. Minimum purchase requirements may be waived or varied for such plans.

      Dealer Reallowance.
      Class B and Class C shares. As discussed in the relevant Prospectus, while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the respective Class B shares as joint tenant with his or her spouse), provided that the redemption is requested within one year of the death or initial determination of disability.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      As noted in the Prospectus, the net asset value of shares of the Fund generally will be determined at least once daily as of 4:00 P.M., Eastern Time (or earlier when trading closes earlier), on each day the New York Stock Exchange ("NYSE") is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays also include:
Columbus Day and Veterans' Day. The Fund may, but does not expect to, determine the net asset value of its shares on any day when the NYSE is not open for trading if there is sufficient trading in the Fund's portfolio securities on such days to affect materially per-share net asset value.

      Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

      Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

      The Fund's equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

      Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

      Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

      An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

      If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committees determine their fair value, following procedures approved by the Board. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

      Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

      All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.


                              PRINCIPAL UNDERWRITER

      The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between the Fund and the Distributor is in effect for the Fund for the same periods as the Management Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of the Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to the Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Fund's shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Fund during each of the Fund's last three fiscal years.

      The Distributor has adopted a Code of Ethics pursuant to Section 17(j) of the Investment Company Act, as amended, and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. The Code of Ethics sets forth the basic policies of ethical conduct for all Covered Persons of Funds Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services. Currently, the Code of Ethics permits Covered Persons, subject to the Code, to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale are being purchased or sold by the Fund, subject to certain restrictions and reporting procedures.


                             PERFORMANCE INFORMATION

      As noted in the Prospectus, the Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for different classes of shares.


      Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                              P(1 + T)n = ERV
      Where:      P     =     a hypothetical initial payment of $1,000.
                  T     =     average annual total return.
                  n     =     number of years.
                  ERV   =     Ending Redeemable Value of a hypothetical
                              $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

      Aggregate Total Return. The Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                              ERV - P
                              -------
                                 P
      Where:      P     =     a hypothetical initial payment of $1,000.
                  ERV   =     Ending Redeemable Value of a hypothetical
                              $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

      The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

      The average annual total returns for the Class R shares of the Fund for the periods indicated were as follows:

                                                       YEAR
                                                       ENDED       INCEPTION*
FUND                                                  JUNE 30,      THROUGH
                                                       2002       JUNE 30, 2002
Montgomery Partners Long-Short Equity Plus Fund --     -16.79%        15.94%
Class R
________________
* Total return for periods of less than one year are aggregate, not annualized, return figures. The date of inception for the Class R shares of the Fund was December 31, 1997.

      The average annual total returns for the Class C shares of the Fund for the periods indicated were as follows:

                                                       YEAR
                                                       ENDED       INCEPTION
                                                      JUNE 30,      THROUGH
FUND                                                   2002       JUNE 30, 2002
Montgomery Partners Long-Short Equity Plus Fund --    -17.65%         14.87%
Class C

      Performance returns for the Class A and Class B shares of the Fund are not included because these classes of shares were launched for on October 31, 2001.

      Average Annual Total Returns (after taxes on distributions). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula as required by the SEC:

                              P(1+T)n = ATVD

      Where:

                  T     =     average annual total return (after taxes on
distributions)

                  ATVD  =     ending value of a hypothetical $1,000 payment
                              made at the beginning of the 1-, 5- or 10- year
                              (or other) periods at the end of the applicable period (or a fractional portion thereof), after taxes on Fund distributions but not after taxes on sales of Fund shares.

                  P     =     a hypothetical initial payment of $1,000

                  n     =     period covered by the computation, expressed in
                              years.

      The average annual total returns (after taxes on distributions) for the Class R shares of the Fund for the periods indicated were as follows:

                                   YEAR       5-YEARS     10-YEARS    INCEPTION*
                                   ENDED       ENDED       ENDED       THROUGH
FUND                             JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30,
                                   2002        2002         2002        2002
Montgomery Partners Long-Short    -16.87        N/A         N/A         11.36
EquityPlus Fund -- Class R
________________
* Total return for periods of less than one year are aggregate, not annualized, return figures. The date of inception for the Fund was December 31, 1997.

      The average annual total return (after taxes on distributions) for the Class C shares of the Montgomery Partners Long-Short Equity Plus Fund for the periods indicated was as follows:

                                       YEAR                    INCEPTION
                                      ENDED        5-YEARS      THROUGH
                                     JUNE 30,       ENDED       JUNE 30,
FUND                                   2002       JUNE 30, 2002     2002
Montgomery Partners Long-Short        -17.65          N/A          8.23
Equity Plus Fund --Class C

      Performance returns for the Class A, Class B, Class C and Class I shares of the Fund are not included because these classes of shares were launched for certain of the Fund on October 31, 2001 and May 31, 2002.

      Average Annual Total Returns (after taxes on distributions and sale of Fund shares). The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula as required by the SEC:

                              P(1+T)n = ATVDR

      Where:

                  T     =     average annual total return (after taxes on
                              distributions and sale of Fund shares)

                  ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) periods at the end of the applicable period (or a fractional portion thereof), after taxes on Fund distributions and sale of Fund shares.

                  P     =     a hypothetical initial payment of $1,000

                  n     =     period covered by the computation, expressed in
                              years.

      The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class R shares of the Fund for the periods indicated were as follows:

                                     YEAR      5-YEARS     10-YEARS   INCEPTION*
                                    ENDED       ENDED       ENDED       THROUGH
FUND                               JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30,
                                     2002       2002         2002        2002
Montgomery Partners                 -10.36       N/A         N/A         12.08
Long-Short Equity Plus Fund
________________
      * Total return for periods of less than one year are aggregate, not annualized, return figures. The date of inception for the Fund was December 31, 1997.

      The average annual total return (after taxes on distributions and sale of Fund shares) for the Class C shares of the Montgomery Partners Long-Short Equity Plus Fund for the periods indicated was as follows:

                                          YEAR                    INCEPTION
                                         ENDED        5-YEARS      THROUGH
                                        JUNE 30,       ENDED       JUNE 30,
FUND                                     2002     JUNE 30, 2002     2002
Montgomery Partners Long-Short E        -10.84          N/A         9.68
quity Plus Fund -- Class C

Performance returns for the Class A and Class B shares of the Fund are not included because these classes of shares were launched on October 31, 2001.

        Comparisons. To help investors better evaluate how an investment in the Fund might satisfy its investment objectives, advertisements and other materials regarding the Fund may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of the Fund's performance or the investment opportunities it may offer:

      a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

      b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

      c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

      d) Donoghue's Money Fund Report--Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

      e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

      f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

      g) Other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 Growth and IFC Emerging Markets Database.

      In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

      In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Fund to calculate its figures.

      The Fund may also publish its relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

      The Fund may choose to publish hypothetical results from model portfolios, as well as make other relevant comparisons of the Fund's performance to separate account performance or composites. Investors should bear in mind that these models and comparisons are not substitutes for the performance of the Fund.

      Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

      Reasons to Invest in the Fund. From time to time, the Fund may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Fund may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Fund may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

      From time to time, advertising and sales materials for The Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

      Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of December 31, 2002, approximately $72 billion in assets under management by Gartmore and its affiliates, including approximately $14 billion managed by Gartmore.

                               GENERAL INFORMATION

      Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series:
Emerging Markets Portfolio (a series of the Trust that is not discussed in this SAI) and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting separate series of the Trust has been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Fund as separate series of the Trust has been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by the series of the Trust and will be reimbursed for such expenses after commencement of those series' operations. Investors purchasing shares of the Fund bear such expenses only as they are amortized daily against the Fund's investment income.

      Gartmore, a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company. Gartmore is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Gartmore was organized in 1999 and advises mutual funds. As of December 31, 2002, Gartmore and its affiliates had approximately $72 billion in assets under management, including approximately $14 billion managed by Gartmore.

      Montgomery Asset Management, LLC ("MAM"), based at 101 California Street, San Francisco, California 94111, provides administrative services to the Fund.

      As noted above, JPMorgan Chase Bank (the "Custodian") acts as custodian of the securities and other assets of certain series of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

      DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Fund's Master Transfer Agent and Paying Agent.

      BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219, is expected to provide accounting services to the Fund, and to assist MAM in providing administrative services to the Fund.

      PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the Fund's independent accountant.

      The validity of shares offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.

      The Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

      Among the Board's powers enumerated in the Declaration of Trust is the authority to terminate the Trust or any of its series, or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

      Section 15(a) of the Investment Company Act and Rule 18f-2 thereunder require that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On April 23, 2002, the Trust and the Manager filed an application with the Securities and Exchange Commission for an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order, if granted, would permit the Manager to hire new subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. The order also would permit the Manager to change the terms of agreements with a subadviser or to continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services. Under the order, shareholders would be required to be notified of any subadviser changes.
Shareholders would also have the right to terminate arrangements with a subadviser by the vote of a majority of the outstanding shares of the Fund.

As of January 15, 2003, to the knowledge of the Fund, the following shareholders owned of record 5 percent or more of the outstanding shares of the Fund:

-------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD      NUMBER OF SHARES OWNED    PERCENT OF SHARES
OWNER
-------------------------------------------------------------------------------------------
Long-Short Equity Plus Fund - Class R
-------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                520,974.409               16.06%
FBO Its Customers
Attn: Fund Administratiion 97TNY
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                          638,811.543               19.69%
101 Montgomery Street
San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------
Long-Short Equity Plus Fund - Class A
-------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                27,171.701                92.44%
Merrill Lynch Financial Data Services
Attn: Service Team 97LJ4
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
LPL Financial Services                              1,808,318                6.15%
9785 Towne Centre Drive
San Diego, CA 92121-1968
-------------------------------------------------------------------------------------------
Long-Short Equity Plus Fund - Class B
-------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                10,387.602                95.89%
For the Sole Benefit of its Customers
Attn: Fund Administratiion 97TNY
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
Long-Short Equity Plus Fund - Class C
-------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                165,651.099               97.71%
For the Sole Benefit of its Customers
Attn: Fund Administratiion 97TNY
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------


      As of January 15, 2003, the Trustees and the officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

      The Trust is registered with the Securities and Exchange Commission as a non-diversified management investment company, although the Fund is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS

      Audited financial statements for the relevant periods ending June 30, 2002 for the Fund as contained in the Annual Report to Shareholders of those Funds for the periods ended June 30, 2002, are incorporated herein by reference.

                                    Appendix

      Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch Ratings ("Fitch").


Standard & Poor's Rating Group


Bond Ratings


      AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


      AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


      A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.


      BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


      BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


      B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


      CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


      CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


      C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


      D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


            S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Commercial Paper Ratings


      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


      A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

      A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


      A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


      B Issues carrying this designation are regarded as having only speculative capacity for timely payment.


      C This designation is assigned to short-term obligations with doubtful capacity for payment.


      D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.


Moody's Ratings


Bond Ratings


      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


      Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


      B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


      Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings


      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


      Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


      Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.


      Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


Fitch


Bond Ratings


      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


      AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


      AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


      A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


      BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


      BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


      B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


      CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.


      C Bonds rated C are in imminent default in payment of interest or principal.


      DDD, DD and D

            Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.


      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.


Short-Term Ratings


      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


      F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.


      F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


      F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.


      D Default. Issues assigned this rating are in actual or imminent payment default.

              ____________________________________________________

                                     PART C

                                OTHER INFORMATION

               ___________________________________________________

                             THE MONTGOMERY FUNDS II
                                 ______________

                                    FORM N-1A
                                 ______________

                                     PART C
                                 ______________


Item 23. Exhibits

         (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 37").

         (b) Amended and Restated By-Laws is incorporated by reference to Post-Effective Amendment No. 37.

         (c) Instruments Defining Rights of Security Holder - Not applicable.

         (d)      Investment Advisory Contracts

                  (1) Interim Investment Management Agreement - Filed herewith.

                  (2) Interim Investment Sub-Advisory Agreement - Filed herewith.

         (e) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 22").

         (f)      Bonus or Profit Sharing Contracts - Not applicable.

         (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 37.

         (h)      Other Material Contracts:

                  (1) Form of Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 55 as filed with the Commission on August 31, 2001 ("Post-Effective Amendment No. 55").

                  (2) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 55.

         (i)      Opinion of Counsel as to legality of shares - Filed herewith.

         (j) Other Opinions: Consent of Independent Accountants - Filed herewith.

         (k)      Omitted Financial Statements - Not applicable.

         (l)      Initial Capital Agreements: Letter of Understanding re:
                  Initial Shares is incorporated by reference to Post-Effective Amendment No. 37.

         (m) Rule 12b-1 Plan: Form of Share Marketing Plan (Rule 12b-1Plan) is incorporated by reference to Post-Effective Amendment No. 55.

         (n)      Financial Data Schedule - Not applicable.

         (o) 18f-3 Plan - Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 55.

         (p)      (1)      Code of Ethics of investment adviser - Filed
                           herewith.

                  (2) Code of Ethics of SSI Investment Management Inc. is incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement as filed with the Commission on August 23, 2002.

Item 24. Persons Controlled by or Under Common Control with the Registrant

           No person is presently controlled by or under common control with Registrant.

Item 25. Indemnification

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

           (a) Gartmore Mutual Fund Capital Trust ("GMF"), an investment adviser of the Fund, also serves as investment adviser to the Gartmore Variable Insurance Trust. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

           Joseph J. Gasper Director and President and Chief Operating Officer
           ------------------------------------
           Nationwide Life Insurance Company
           Nationwide Life and Annuity Insurance Company
           Nationwide Financial Services, Inc.

           Director and Chairman of the Board
           ------------------------------------
           Nationwide Investment Services Corp.

           Director and Vice Chairman
           ------------------------------------
           NorthPointe Capital, LLC
           Gartmore Global Investments, Inc.
           Nationwide Global Holdings, Inc.

           Director
           ------------------------------------
           Leben Direkt Insurance Company

           Galen R. Barnes Director
           ------------------------------------
           Gartmore Global Investments, Inc.

           Michael S. Helfer Director
           ------------------------------------
           Gartmore Global Investments, Inc.

           Executive Vice President - Corporate Strategy
           ------------------------------------
           Nationwide Mutual Fire Insurance Company
           Nationwide Mutual Insurance Company

           Donna A. James Director and Executive Vice President
           ------------------------------------
           Gartmore Global Investments, Inc.

           Executive Vice President Chief Administrative Officer
           ------------------------------------
           Nationwide Mutual Insurance Company
           Nationwide Financial Services Inc.

           Michael C. Keller Director
           ------------------------------------
           Executive Vice President - Chief Information Officer
           ------------------------------------
           Nationwide Mutual Fire Insurance Company
           Nationwide Mutual Insurance Company
           Nationwide Financial Services, Inc.

           Director
           ------------------------------------
           Gartmore Global Investments, Inc.

           W. G. Jurgensen Chief Executive Officer and Director
           ------------------------------------
           Nationwide Mutual Insurance Company
           Nationwide Financial Services, Inc.
           Cal Farm Insurance Company
           Farmland Mutual Insurance Company
           Nationwide Mutual Fire Insurance Company
           Nationwide Property and Casualty Insurance Company

           Chairman and Chief Executive Officer - Nationwide
           --------------------------------------
           Nationwide General Insurance Company
           Nationwide Indemnity Company
           Gartmore Global Investments, Inc.
           Nationwide Investment Services Corporation

           Chairman
           ------------------------------------
           NorthPointe Capital, LLC
           Nationwide Securities, Inc.

           Paul J. Hondros Director, President and Chief Executive Officer
           ------------------------------------
           Gartmore Investors Services, Inc.
           NorthPointe Capital, LLC
           Gartmore Morley Financial Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore Distribution Services, Inc.

           President and Chief Executive Officer
           ------------------------------------
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Chairman
           ------------------------------------
           Gartmore Mutual Funds
           Gartmore Variable Insurance Trust

           Robert A. Oakley Executive Vice President - Chief Financial Officer
           ------------------------------------
           Nationwide Mutual Insurance Company
           Nationwide Mutual Fire Insurance Company
           Nationwide General Insurance Company
           Nationwide Property and Casualty Insurance Company
           Nationwide Life Insurance Company
           Nationwide Life and Annuity Insurance Company
           CalFarm Insurance Company
           Farmland Mutual Insurance Company
           Nationwide Financial Services, Inc.
           Nationwide Investment Services Corporation
           Scottsdale Insurance Company

           Executive Vice President, Chief Financial Officer and Director
           ------------------------------------
           Nationwide Global Holdings, Inc.
           Nationwide Securities, Inc.
           Gartmore Global Investments, Inc.

           Director
           ------------------------------------
           NGH Luxembourg, S.A.

           Young D. Chin Senior Vice President - Chief Investment Officer U.S.
           -------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Investments, Inc.
           Gartmore Global Asset Management Trust

           Craig Andrews Senior Vice President - Marketing and Public Communications
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Kevin S. Crossett Vice President - Associate General Counsel

           ------------------------------------
           Nationwide Mutual Insurance Company
           Nationwide Mutual Fire Insurance Company
           Nationwide Life Insurance Company
           Nationwide Life and Annuity Insurance Company

           Christopher P. Donigan Vice President - Human Resources
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Asset Management Trust
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Glenn W. Soden Associate Vice President and Secretary
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Asset Management Trust
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Investments, Inc.
           Gartmore Global Asset Management Trust

           Carol L. Dove Assistant Treasurer
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Asset Management Trust
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Michael D. Maier Assistant Treasurer
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Asset Management Trust
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           John F. Delaloye Assistant Secretary
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Asset Management Trust
           Gartmore Mutual Fund Capital Trust
           Gartmore Global Investments, Inc.
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Gerald J. Holland Senior Vice President - Chief Administrative Officer
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Treasurer

           ------------------------------------
           Gartmore Mutual Funds
           Gartmore Variable Insurance Trust

           Peter Chambers Executive Vice President and Global Chief Investment Officer
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust
           NorthPointe Capital LLC
           Gartmore Global Asset Management Trust

           Thomas M. Sipp Vice President - Chief Financial Officer
           ------------------------------------
           Gartmore Global Investments, Inc.

           Vice President, Chief Financial Officer and Treasurer
           ------------------------------------
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Vice President, Chief Financial Officer and Director
           ------------------------------------
           Gartmore Distribution Services, Inc.

           Donald J. Pepin Senior Vice President - Sales
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Mary Lou Vitale Senior Vice President - Product Development
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust

           Michael A. Krulikowski Chief Compliance Officer
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore Global Investments, Inc.
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust
           NorthPointe Capital LLC

           Daniel J. Murphy Assistant Treasurer
           ------------------------------------
           Gartmore Distribution Services, Inc.
           Gartmore SA Capital Trust
           Gartmore Global Asset Management Trust
           NorthPointe Capital LLC

           Eric Miller Senior Vice President - Chief Counsel
           ------------------------------------
           Gartmore Global Investments, Inc.
           Gartmore Mutual Fund Capital Trust
           Gartmore SA Capital Trust

           NorthPointe Capital, LLC
           Gartmore Morley Financial Services, Inc.
           Gartmore Global Asset Management Trust
           Gartmore Distribution Services, Inc.

           Secretary
           ------------------------------------
           Gartmore Mutual Funds
           Gartmore Variable Insurance Trust

           Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

           NorthPointe Capital LLC
           Columbia Center One
           10th Floor, Suite 1000
           201 West Big Beaver Road
           Troy, Michigan 48084

           Gartmore Morley Financial Services, Inc.
           5665 S. W. Meadows Road, Suite 400
           Lake Oswego, Oregon 97035

Item 27. Principal Underwriter

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

                  GMO Trust
                  LaSalle Partners Funds, Inc.
                  LMCG Funds
                  Merrimac Series
                  Monetta Fund, Inc.
                  Monetta Trust
                  The Montgomery Funds
                  The Montgomery Funds II
                  The Munder Framlington Funds Trust
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  National Investors Cash Management Fund, Inc.
                  The Saratoga Advantage Trust
                  Skyline Funds
                  St. Clair Funds, Inc.
                  TD Waterhouse Family of Funds, Inc.
                  TD Waterhouse Trust
                  UAM Funds, Inc.
                  UAM Funds, Inc. II
                  UAM Funds Trust

                  The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly owned subsidiary of The BISYS Group, Inc.

         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

                 Lynn J. Mangum              Director
                 William J. Tomko            President

                 Kevin J. Dell               Secretary
                 Edward S. Forman            Assistant Secretary
                 Dennis R. Sheehan           Director/Treasurer
                 Donald W. Blodgett, Jr.     Financial Operations Officer
                 Charles L. Booth            Vice President/ Assistant Compliance Officer
                 Richard F. Froio            Chief Compliance Officer/ Executive
                                             Representative Supervising Principal

(c) Not Applicable.

Item 28. Location of Accounts and Records

           The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29. Management Services

         There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings

         (a)      Not applicable.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

         (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of
                  Section 16(c) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the 1933 Act, and that the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 7th day of February, 2003.

                               THE MONTGOMERY FUNDS II



                               By:    Elizabeth W. Lawrence*
                                      ----------------------
                                      Elizabeth W. Lawrence
                                      President and Principal Executive Officer;
                                      Treasurer and Principal Financial and
                                      Accounting Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Elizabeth W. Lawrence*                      President and                       February 7, 2003
----------------------                      Principal Executive Officer,
Elizabeth W. Lawrence                       Treasurer and Principal
                                            Financial and Accounting
                                            Officer


R. Stephen Doyle *                          Chairman of the                     February 7, 2003
------------------                          Board of Trustees
R. Stephen Doyle


Andrew Cox *                                Trustee                             February 7, 2003
------------
Andrew Cox


Cecilia H. Herbert *                        Trustee                             February 7, 2003
--------------------
Cecilia H. Herbert


John A. Farnsworth *                        Trustee                             February 7, 2003
--------------------
John A. Farnsworth




* By:  /s/ Julie Allecta
       -----------------
       Julie Allecta, Attorney-in-Fact
       pursuant to Power of Attorney filed with Post-Effective Amendment No. 61.

--------------------------------------------------------------------------------

                                Exhibit 23(p)(2)

                            Code of Ethics of Manager

--------------------------------------------------------------------------------

GARTMORE GLOBAL INVESTMENTS

                                 CODE OF ETHICS

     The Board of Directors (each, a "Board," and collectively, the "Boards") of the Managing Unitholder of Gartmore Mutual Fund Capital Trust and Gartmore SA Capital Trust, NorthPointe Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company (each, an "Adviser" and collectively, "GGI") have adopted this Code of Ethics, in accordance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended, (the "Act"). The Rule makes it unlawful for certain employees of GGI, in connection with the purchase or sale by such persons of securities held or to be acquired by any Client (defined below):
     (1) to employ any device, scheme or artifice to defraud a Client; (2) to make to a Client any untrue statement of a material fact or omit to state to a Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;
     (3) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a Client; or
     (4) to engage in a manipulative practice with respect to a Client. While affirming its confidence in the integrity and good faith of all of its employees, officers and directors, GGI recognizes that certain personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by Clients. Furthermore, if such individuals engage in personal Covered Securities transactions, these individuals could be in a position where their personal interests may conflict with the interests of Clients. Accordingly, this Code is designed to prevent conduct that could create an actual or potential conflict of interest with any GGI Client.

     A. DEFINITIONS

     (1) "Access Person" means any director (excluding any director who is not also an officer of GGI or its affiliates), officer, or Advisory Person (defined immediately below) of an Adviser.

     (2) "Advisory Person" means (a) any employee of an Adviser (or of any company in a control relationship to an Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Covered Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to an Adviser who obtains information concerning recommendations made to a Client with regard to the purchase or sale of Covered Securities by the Client.

     (3) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is considered a "beneficial owner" as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the Covered Security. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household.

     (4) "Client" means (a) any investment company registered under the Act or any series of a registered investment company for whom an Adviser(s) acts as investment adviser or sub-adviser or (b) any separately managed investment account, commingled/collective investment trust fund, hedge fund and other similar investment arrangement, which is advised by an Adviser (or Advisers).
     (5) "Control" shall have the same meaning as set forth in Section 2(a)(9) of the Act.

     (6) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of registered open-end investment companies and variable annuities investing in shares of registered open-end investment companies.
     (7) "Investment Personnel" means (a) any Portfolio Manager who are employees of an Adviser as well as any other person such as a securities analyst and/or trader who is an employee of an Adviser (or of any company in a control relationship to the Adviser) who, in connection with his or her regular functions or duties, makes or participates in the making of recommendations regarding a Client's purchase or sale of securities (including providing information and advice to Portfolio Managers or helping with the execution of a Portfolio Managers' decisions) or (b) any natural person who controls an Adviser and who obtains information concerning recommendations to a Client regarding the purchase or sale of securities by a Client.

     (8) "Portfolio Managers" means those individuals who, in connection with his or her regular duties, are entrusted with the direct responsibility and authority to make investment decisions affecting any Client.
     (9) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.
     (10) "Security held or to be acquired" by a Client means any Covered Security which, within the most recent 15 days, (a) is or has been held by a Client; (b) is being or has been considered for purchase by a Client; and (c) any option to purchase or sell, and any Covered Security which is convertible into or exchangeable for a Covered Security described in subparts (a) and (b) of this definition.

     B. STATEMENT OF GENERAL PRINCIPLES

     It is the duty of all directors, officers and employees to place the interests of GGI's Clients, first at all times. Consistent with that duty, all Access Persons and Investment Personnel of GGI must (1) conduct all personal Covered Securities transactions in a manner that is consistent with this Code of Ethics; (2) avoid any actual or potential conflict of personal interest with the interests of GGI's Clients; and (3) adhere to the fundamental standard that they should not take inappropriate advantage of their positions of trust and responsibility.

     THIS CODE OF ETHICS APPLIES TO TRANSACTIONS IN COVERED SECURITIES FOR PERSONAL ACCOUNTS OF ALL DIRECTORS, OFFICERS, EMPLOYEES AND ADVISORY PERSONS OF GGI AND ANY OTHER ACCOUNTS IN WHICH THEY HAVE ANY BENEFICIAL OWNERSHIP. IT IMPOSES CERTAIN INVESTMENT RESTRICTIONS AND PROHIBITIONS AND REQUIRES THE REPORTS SET FORTH BELOW. IF DIRECTORS, OFFICERS OR EMPLOYEES OF GGI BECOME(S) AWARE OF MATERIAL NON-PUBLIC INFORMATION OR IF A CLIENT IS ACTIVE IN A GIVEN COVERED SECURITY, SOME PERSONNEL MAY FIND THEMSELVES "FROZEN" IN A POSITION. GGI WILL NOT BEAR ANY LOSSES IN PERSONAL ACCOUNTS RESULTING FROM THE IMPLEMENTATION OF ANY PORTION OF THE CODE OF ETHICS.

     C. GENERAL PROHIBITIONS

     (1) All directors, officers and employees of GGI shall keep all information pertaining to Clients' portfolio transactions confidential. No person with access to Covered Securities holdings, recommendations or pending transactions should disclose this information to any person, unless such disclosure is made in connection with his or her regular functions or duties. Special care should be taken to avoid discussing confidential information in circumstances, which would disclose this information to anyone who would not have access to such information in the normal course of events.

     (2) No Access Person shall utilize information concerning prospective or actual portfolio transactions in any manner, which might prove detrimental to the interests of a Client.

     (3) No Access Person shall use his or her position for his or her personal benefit or attempt to cause a Client to purchase, sell or hold a particular Covered Security when that action may reasonably be expected to create a personal benefit for the Access Person.

     (4) No Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of the Rule set forth above.
     D. PERSONAL TRADING RESTRICTIONS

     (1) Short Selling and Margin Accounts
          -------------------------------------

     Access persons are not permitted to enter into short sales or trade on margin, except that this provision shall not apply to the covered securities enumerated in Exhibit D to this Code.

Additionally, this Section D(1) shall not apply to purchases or sales effected by an Adviser on behalf of a hedge fund ("Hedge Fund") managed by such Adviser(11).

     (2) Initial Public Offerings ("IPOs")
          ------------------------------------

     Except as described below, all Access Persons are prohibited from acquiring any Covered Securities in an IPO. Access Persons may, however, request and receive approval to participate in an IPO in certain limited circumstances. Examples of such circumstances include a conversion offering as described in the NASD's Freeriding and Withholding Interpretation or similar issuer directed share programs generally consistent with recent interpretive letters issued by the NASD. In approving any such request, the onus for substantiating and documenting compliance with the Code of Ethics rests on the individual seeking approval. Also, notwithstanding submission of substantiating documentation approval may be withheld if the reviewing compliance personnel believes that an actual or potential conflict of interest exists with respect to any Client.
     Purchases effected by the adviser on behalf of a Hedge Fund managed by such Adviser will be permissable only if subject to a carve out mechanism in compliance with the NASD's Freeriding and Witholding Interpretation.
     (3)  Private  Placements
          -------------------

     Investment Personnel must obtain approval from the US CIO and either the US compliance officer for US placements and the UK compliance officer for UK placements before acquiring Covered Securities in a private placement. In determining whether to grant such prior approval, the appropriate officer shall determine (among other factors) whether the investment opportunity should be reserved for a Client(s), and whether the opportunity is being offered to the individual by virtue of his or her position with an Adviser. Investment Personnel who have been authorized to acquire Covered Securities in a private placement, must disclose that investment when he or she is involved in any subsequent consideration of an investment by a Client in that issuer. In such circumstances, Investment Personnel with no personal interest in the particular issuer shall independently review the Client's decision to purchase that issuer's Covered Securities.

     (4)  Covered  Securities  Subject  to  an  Embargo
          ---------------------------------------------
     Access Persons are not permitted to deal in any Covered Security upon which any investment personnel has placed, for any reason, an embargo.


----------------------
1 All potential conflicts between a Hedge Fund and any investment company registered under the Act or any series of a registered investment company (a "1940 Act Fund") for whom an Adviser(s) acts as investment adviser or sub-adviser will be resolved so as not to disadvantage the 1940 Act Fund, even if such action could result in a detriment to the Hedge Fund.

     (5)  Client  with  Pending  Announcement  of  Results
          ------------------------------------------------

     Access Persons should not deal in the Covered Securities of a Client in the two-month period prior to the announcement of interim figures or the preliminary announcement of annual figures. This rule does not extend to Clients where only the pension scheme is managed.

     (6)  Pre-clearance
          -------------

     Access Persons are required to pre-clear personal Covered Securities transactions (excluding those exempted under Section D(9)) with the designated compliance personnel. Requests for pre-clearance must be made in writing or via E-mail on the Pre-clearance Request Form provided by the compliance officer. Transactions should not be placed for execution until pre-clearance approval has been received. Pre-clearance approval is good only for the day received; therefore, orders should be placed as market or day limit orders. If for any reason the trade is not executed on the day on which pre-clearance approval is received, the Access Person must submit a new request and receive approval prior to placing any subsequent order.

     (7)  30  Day  Holding  Period
          ------------------------

     Investment Personnel shall not profit from the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within thirty (30) calendar days. Trades made in violation of this policy should be unwound, if possible. In the event such trades cannot be unwound, any profits realized on such short-term trades shall be subject to disgorgement to the appropriate Client account or the account of the appropriate Adviser. For purposes of this section, calculation of profits will be based on a "last-in, first-out" (LIFO) basis.

     (8)  Blackout  Period
          ----------------

          (a)  Same  Day
               ---------

          Access Persons are prohibited from executing any personal Covered Securities transaction on a day when a Client has a pending buy or sell order in that same Covered Security. This prohibition shall be lifted once the Client executes or withdraws its order for the Covered Security in question. However, directors of GGI who are not officers of an Adviser or any of its affiliates and who, on the day they execute a personal Covered Securities transaction, have no knowledge of what a Client is trading on that day, are not subject to the Same Day Blackout Period.
          (b)  Seven  Day
               ----------

          All Investment Personnel are prohibited from executing any personal Covered Securities transactions within seven (7) calendar days before or after the day any Client advised by such person trades in that Covered Security.

          (c) Trades made in violation of these blackout periods should be unwound, if possible. Otherwise, any profits realized on such trades shall be subject to disgorgement to the appropriate Client account or the account of the appropriate Adviser.

     (9)  Exempted  Transactions
          ----------------------

     The prohibitions of Section (D)(6), (7) and (8) of this Code of Ethics shall not apply to:

          (a) purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence or control;

          (b) purchases or sales which are non-volitional(2) on the part of the Access Person, Investment Personnel or a Client;
          (c) purchases which are part of an automatic dividend reinvestment plan; or

          (d) purchases effected upon the exercise of rights issued by an issuer pro-rata to all holders of a class of its Covered Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

          (e) purchases or sales effected by an Adviser on behalf of a Hedge Fund managed by such Adviser(3).

          (f) purchases or sales of the securities listed on Exhibit D.
     (10) Gifts
          -----

     No Access Persons shall seek or accept anything of more than de minimis value, either directly or indirectly, from broker-dealers or other persons, which to the actual knowledge of the Access Persons, do business or might do business with a Client or GGI. For purposes of this provision, the following gifts will not be considered to be in violation of this section: (a) an occasional meal; (b) an occasional ticket to a sporting event, the theater or comparable entertainment; and (c) other gifts of nominal cost.
     (11)  Board  of  Directors
           --------------------

     Investment Personnel are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization by the appropriate compliance officer. Such authorization should be based upon a determination that the board service would be consistent with the interests of Clients advised by the employee. Where service on a board of directors is authorized, Investment Personnel serving as directors should be isolated from those making investment decisions regarding the company through "Chinese Wall" procedures.


---------------------
2 Non-volitional purchases or sales include those transactions, which do not involve a willing act or conscious decision on the part of the director, officer or employee. For example, shares received or disposed of by Access Persons or Investment Personnel in a merger, recapitalization or similar transaction are considered non-volitional.

     E. REPORTING, DISCLOSURE AND CERTIFICATION REQUIREMENTS (1) Initial Holdings Reports
          --------------------------

     All Access Persons shall disclose all personal Covered Securities holdings to the appropriate compliance officer. The Initial Report shall be made on the form attached as Exhibit A and shall contain the following information:
          (a) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;
          (b) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

          (c) the date that the report is submitted by the Access Person. All Access Persons currently employed by GGI shall submit an Initial Report to the appropriate compliance officer within ten days of the date of this Code of Ethics. All other Initial Reports shall be made no later than 10 days after the person becomes an Access Person.

     (2)  Quarterly  Reports
          ------------------

          (a) All Access Persons shall report to the appropriate compliance officer, the information described in Sub-paragraph (2)(b) of this Section with respect to transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the Covered Security.

          (b) Reports required to be made under this Paragraph (2) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. All Access Persons shall be required to submit a report for all periods, including those periods in which no Covered Securities transactions were effected. A report shall be made on the form attached hereto as Exhibit B or on any other form containing the following information:

               (i) the date of the transaction, the title of the Covered Security, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

               (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

               (iii) the price at which the transaction was effected;

              (iv) the name of the broker, dealer or bank with or through whom the transaction was effected; and

               (v) the date the report is submitted.

          (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

          (d) All Access Persons shall direct their brokers to supply duplicate copies of all monthly brokerage statements (excluding confirmations) for all Covered Securities accounts maintained by the Access Person to the appropriate compliance officer, on a timely basis. In addition, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person shall report the following information:

               (i) the name of the broker, dealer or bank with whom the Access Person established the account;

               (ii) the date the account was established; and (iii) the date the report is submitted.
     (3)  Annual  Holdings  Reports
          -------------------------

     All Access Persons shall disclose all personal Covered Securities holdings on an annual basis on the Form attached as Exhibit C within 30 days after the end of the calendar year. All Annual Reports shall provide information on personal Covered Securities holdings that is current as of a date no more than 30 days before the Annual Report is submitted. Such Annual Reports shall contain the following information:

          (a) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership;

          (b) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person; and
          (c) the date that the report is submitted by the Access Person.

     (4)  Certification  of  Compliance  with  Code  of  Ethics
          -----------------------------------------------------
     All Access Persons shall certify annually that:

          (a) they have read and understand the Code of Ethics and recognize that they are subject to its provisions;

          (b) they have complied with the requirements of the Code of Ethics;
     and

          (c) they have reported all personal Covered Securities transactions required to be reported pursuant to the requirements of the Code of Ethics.
     (5) Personal Brokerage Accounts
          -----------------------------

     No director, officer or employee shall open a personal brokerage account directly or indirectly without obtaining prior authorization from the appropriate compliance officer. In addition, all directors, officers and employees shall provide compliance personnel with a listing of all brokerage accounts in which the directors, officers or employee have a direct or indirect interest upon commencing employment and on an annual basis thereafter. These reports may be made using Exhibits A or C, as applicable.
     No director, officer or employee shall request or receive financial benefit or special dealing benefits which are not made available to the general public on the same terms and conditions.

     (6)  Review  of  Reports  and  Notification
          --------------------------------------

     GGI will appoint compliance personnel to review all brokerage account statements and Quarterly, Initial and Annual Reports to detect conflicts of interest and abusive practices. In addition, the appropriate compliance officer shall notify each Access Person that he or she is subject to the reporting requirements provided under this Code of Ethics and shall deliver a copy of this Code of Ethics to each person upon request.

     F. REPORTING OF VIOLATIONS TO THE BOARDS

     Any person, including the compliance officer, shall promptly report all violations and apparent violations of this Code of Ethics and the reporting requirements thereunder to the appropriate Board.

     G. BOARD APPROVAL

     (1) Upon its adoption, the compliance officer shall submit a copy of the Code of Ethics to the board of each investment company Client for which an Adviser serves as investment adviser or sub-adviser for approval no later than September 1, 2000.

     (2) Each Adviser is further required to obtain approval from each investment company Client for any material changes to this Code of Ethics within six (6) months of any such change.

     H. ANNUAL REPORTING OF GGI TO INVESTMENT COMPANY CLIENTS
     Each Adviser shall prepare a written annual report relating to its Code of Ethics to the board of each investment company Client for which it acts as investment adviser or sub-adviser. Such annual report shall:
     (1) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;
     (2) identify any material violations requiring significant remedial action during the past year;

     (3) identify any recommended changes in the existing restrictions or procedures based upon experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and
     (4) certify that the Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics.
     I. SANCTIONS

     Upon discovering a violation of this Code, the Boards may impose such sanctions, as they deem appropriate, including, among other things, issuing a letter of censure or suspension or terminating the employment of the violator or referring the matter to the appropriate regulatory or governmental authority.
     J. RETENTION OF RECORDS

     Each Adviser must, at its principal place of business, maintain records in the manner and to the extent set out below and must make these records available to the U.S. Securities and Exchange Commission ("SEC") or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination:

     (1) A copy of this Code of Ethics, or any Code of Ethics which within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

     (2) A record of any violation of this Code of Ethics, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

     (3) A copy of each report made by an Access Person pursuant to this Code of Ethics shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

     (4) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code of Ethics shall be maintained in an easily accessible place;

     (5) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of Covered Securities in a private placement, as described in Section D(3) of this Code of Ethics, for at least five (5) years after the end of the fiscal year in which the approval is granted; and

     (6) A copy of each annual report required under Section H for at least five
(5) years after the end of the fiscal year in which it is made, the first two in an accessible place.

Date: Initially Adopted August 8, 2000 and Amended Effective July 1, 2001 and November 29, 2001.

                                                                       Exhibit A
                                                                       ---------
                           GARTMORE GLOBAL INVESTMENTS

                                 CODE OF ETHICS

                               INITIAL REPORT (*)

To  the  Compliance  Officer  of  Gartmore  Global  Investments:
1. I hereby acknowledge receipt of the Code of Ethics of Gartmore Global Investments, Inc.

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person.

3. Except as noted below or on explanation attached, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve any Client, such as any economic relationship between my transactions and securities held or to be acquired by any such Client.

4. As of my start date I had a direct or indirect beneficial ownership in the following securities: (Attach additional sheets as necessary.)

                   Broker Through
                   Which Position
   Number of         Originally       Type of Interest     Title of Security
Shares/Par Value     Established    (Direct or Indirect)
----------------   ---------------  --------------------   -----------------











Print Name
             --------------------------

3. I hereby represent that I maintain account(s) as of the date this report is submitted in which Covered Securities are held for my direct or indirect benefit with the brokers, dealers or banks listed below. (Attach additional sheets as necessary.)


       Bank or Dealer with Whom
         Account Maintained        Account Number      Account Title
         ------------------        --------------      -------------








Additional information____ is ____is not attached (please initial appropriate answer).


Signature: ________________________________

Title:  _______________________________

Date Report Submitted: _______




(*) The requested information should be provided for all covered securities. Covered securities are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements) and shares of registered open-end investment companies and variable annuities investing in shares of registered open-end investment companies. Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion , such as a trust account, or has an economic interest in.

Please consult the Compliance Department if you have any questions as to the reporting requirements.

                                                                       Exhibit B
                                                                       ---------
                           Gartmore Global Investments
                   Quarterly Securities Transactions Report(*)
                For the Calendar Quarter Ended:  ________________

To the Compliance Office of Gartmore Global Investments:

     During the quarter referred to above, the following transactions were effected in Covered Securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics adopted by Gartmore Global Investments (attach additional sheets as necessary).

[ ] Please initial box if No transactions in covered securities were effected during this reporting period.



                                  INTEREST                                               BROKER/
                                  RATE AND                     NATURE OF                 DEALER
                         PAR      MATURITY      DOLLAR        TRANSACTION                OR BANK
TITLE OF    DATE OF    VALUE OF   DATE (if     AMOUNT OF   (Purchase, Sale,              THROUGH
SECURITY  TRANSACTION   SHARES   applicable)  TRANSACTION       Other)        PRICE   WHOM EFFECTED
--------  -----------  --------  ----------   -----------  ----------------   -----   -------------
















     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the Covered Securities listed above.
I hereby represent that I previously reported all brokerage accounts in which Covered Securities were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code I must have copies of my monthly brokerage statements sent to the compliance officer and that I must report any new accounts within 10 calendar days of the day on which the account is first established.


Print Name:
            ----------------------------------

                           Gartmore Global Investments
                   Quarterly Securities Transactions Report(*)
                 For the Calendar Quarter Ended:  ______________
     Except as noted in this report, I hereby certify that I have no knowledge of the existence of any personal conflicts of interest relationship which may involve any Client, such as the existence of any economic relationship between my transactions and Covered Securities held or to be acquired by any Client.

Signature:  _________________________________
Title:
       --------------------------------------
Date Report Submitted:
                       ----------------------




(*) The requested information should be provided for all Covered Securities. Covered Securities are all securities EXCEPT direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements) and shares of registered open-end investment companies and variable annuities investing in shares of registered open-end investment companies.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion, such as a trust account, or has an economic interest in.

Please consult the Compliance Department if you have any questions as to the reporting requirements.

                                                                       Exhibit C
                                                                       ---------
                           GARTMORE GLOBAL INVESTMENTS

                                 CODE OF ETHICS

                                  ANNUAL REPORT

     To  the  Compliance  Officer  of  Gartmore  Global  Investments:
     1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

     2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all Covered Securities transactions required to be reported pursuant to the Code.
     3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a Client, such as any economic relationship between my transactions and Covered Securities held or to be acquired by a Client.


     4. As of December 31, 200__, I had a direct or indirect beneficial ownership in the following Covered Securities:


                                                         Type of Interest   Broker/Dealer or
                                      Principal Amount      (Direct or        Bank Through
Title of Security  Number of Shares  of Securities Sold      Indirect)       Whom Effected
-----------------  ----------------  ------------------  -----------------  ----------------












Name:
      -------------------------------------

     5. I hereby represent that I maintain the account(s) listed below in which Covered Securities are held for my direct or indirect benefit with the brokers, dealers or banks listed below.

         Name of Broker, Bank or Dealer with Whom
                  Account Maintained                  Date Established
                  ------------------                  ----------------






Name:_____________________________________

Title: ___________________________________

Date Report Submitted: ___________________



(*) The requested information should be provided for all covered securities. Covered securities are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements) and shares of registered open-end investment companies and variable annuities investing in shares of registered open-end investment companies. Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion , such as a trust account, or has an economic interest in.

Please consult the Compliance Department if you have any questions as to the reporting requirements.

                                                                    Exhibit D(1)
     Access Persons will not be subject to the Pre-clearance requirements under Section D(6), the Prohibition of Short Selling and Maintenance of Margin Accounts SectionD(1), the Holding requirements under Section D(7), or the Blackout Period under Section D(8) with respect to the following securities:
     1. securities traded on a national exchange whose values are based upon the value or changes in value of broad based market indices(2);
     2. options contracts traded on a national exchange on (a) securities described in item 1 or (b) broad based market indices(2); and
     3. the following specifically enumerated securities traded on a national securities exchange:

                                 NAME                           SYMBOL
--------------------------------------------------------------------------------
                             S&P Bank Index                      BIX
--------------------------------------------------------------------------------
                             PHLX Bank Index                     BKX
--------------------------------------------------------------------------------
                          PHLX Box Maker Index                   BMX
--------------------------------------------------------------------------------
                           AMEX Biotech Index                    BTK
--------------------------------------------------------------------------------
                           S&P Chemicals Index                   CEX
--------------------------------------------------------------------------------
                      Morgan Stanley Consumer Index              CMR
--------------------------------------------------------------------------------
                        AMEX M/S Commodity Index                 CRX
--------------------------------------------------------------------------------
                      Morgan Stanley Consumer Index              CYC
--------------------------------------------------------------------------------
                          AMEX Disk Drive Index                  DDX
--------------------------------------------------------------------------------
                 DIAMONDS Trust Series I Trading Symbol          DIA
--------------------------------------------------------------------------------
              CBOE Dow Jones Industrial Average Index 1/100      DJX
--------------------------------------------------------------------------------
                           TheStreet.com Index                   DOT
--------------------------------------------------------------------------------
                        AMEX Pharmaceutical Index                DRG
--------------------------------------------------------------------------------
                   CBOE Dow Jones Trans. Average Index           DTX
--------------------------------------------------------------------------------
                  CBOE Dow Jones Utility Average Index           DUX
--------------------------------------------------------------------------------
                     AMEX Deutsche Bank Energy Index             DXE
--------------------------------------------------------------------------------
                 CBOE Dow Jones Internet Commerce Index          ECM
--------------------------------------------------------------------------------
                      PCX MS Emerging Growth Index               EGI
--------------------------------------------------------------------------------
                          AMEX Eurotop100 Index                  EUR
--------------------------------------------------------------------------------
                   PHLX Forest & Paper Products Index            FPP
--------------------------------------------------------------------------------
                         CBOE 5 Year TSY Option                  FVX
--------------------------------------------------------------------------------
                        CBOES GSTI Hardware Index                GHA
--------------------------------------------------------------------------------
                        CBOE GSTI Internet Index                 GIN
--------------------------------------------------------------------------------
                  CBOE GSTI Multimedia Networking Index          GIP
--------------------------------------------------------------------------------
                             CBOE Gold Index                     GOX
--------------------------------------------------------------------------------
                      CBOE GSTI Semiconductor Index              GSM
--------------------------------------------------------------------------------
                        CBOE GSTI Software Index                 GSO
--------------------------------------------------------------------------------
                        CBOE GSTI Services Index                 GSV
--------------------------------------------------------------------------------

                        CBOE GSTI Composite Index                GTC
--------------------------------------------------------------------------------
                          S&P Healthcare Index                   HCX
--------------------------------------------------------------------------------
                      AMEX Hong Kong FLT RTE Index               HKO
--------------------------------------------------------------------------------
                     TheStreet.com E-Commerce Index              ICX
--------------------------------------------------------------------------------
                        AMEX Interactive WK Index                IIX
--------------------------------------------------------------------------------
                           CBOE Internet Index                   INX
--------------------------------------------------------------------------------
              CBOE Short Term Interest Rate Composite Index      IRX
--------------------------------------------------------------------------------
                           S&P Insurance Index                   IUX
--------------------------------------------------------------------------------
                            AMEX Japan Index                     JPN
--------------------------------------------------------------------------------
                            CBOE Mexico Index                    MEX
--------------------------------------------------------------------------------
                        AMEX S&P MidCap 400 Index                MID
--------------------------------------------------------------------------------
                       MidCap SPDR Trading Symbol                MDY
--------------------------------------------------------------------------------
                  AMEX Morgan Stanley Hi-Tech 35 Index           MSH
--------------------------------------------------------------------------------
                             CBOE IPC Index                      MXX
--------------------------------------------------------------------------------
                          CBOE NASDAQ 100 Index                  NDX
--------------------------------------------------------------------------------
                CBOE Morgan Stanley Multi-National Index         NFT
--------------------------------------------------------------------------------
                          NYSE Composite Index                   NYA
--------------------------------------------------------------------------------
                              S&P 100 Index                      OEX
--------------------------------------------------------------------------------
                             CBOE Oil Index                      OIX
--------------------------------------------------------------------------------
                         PHLX Oil Service Index                  OSX
--------------------------------------------------------------------------------
                          PHLX OTC Prime Index                   OTX
--------------------------------------------------------------------------------
             Nasdaq-100 Index Tracking Stock Trading Symbol      QQQ
--------------------------------------------------------------------------------
                            S&P Retail Index                     RLX
--------------------------------------------------------------------------------
                         CBOE Russell 2000 Index                 RUT
--------------------------------------------------------------------------------
                         S&P Barra Growth Index                  SGX
--------------------------------------------------------------------------------
                       SBOE S&P SmallCap 600 Index               SML
--------------------------------------------------------------------------------
                        PHLX Semiconductor Index                 SOX
--------------------------------------------------------------------------------
                           CBOE S&P 500 Index                    SPX
--------------------------------------------------------------------------------
   SPDR (Standard & Poor's Depository Receipts) Trading Symbol   SPY
--------------------------------------------------------------------------------
                          S&P Barra Value Index                  SVX
--------------------------------------------------------------------------------
                         CBOE 10 Year TSY Option                 TNX
--------------------------------------------------------------------------------
                        S&P Transportation Index                 TRX
--------------------------------------------------------------------------------
                             CBOE Tech Index                     TXX
--------------------------------------------------------------------------------
                         CBOE 30 Year TSY Option                 TYX
--------------------------------------------------------------------------------
                           PHLX Utility Index                    UTY
--------------------------------------------------------------------------------
                           AMEX Airline Index                    XAL
--------------------------------------------------------------------------------
                         PHLX Gold Silver Index                  XAU
--------------------------------------------------------------------------------
                      AMEX SECS Broker/Dealer Index              XBD
--------------------------------------------------------------------------------
                        AMEX Computer Tech Index                 XCI
--------------------------------------------------------------------------------
                      TheStreet.com E-Finance Index              XEF
--------------------------------------------------------------------------------
                        AMEX Institutional Index                 XII
--------------------------------------------------------------------------------
        Select Sector SPDR - Basic Industries Trading Symbol     XLB
--------------------------------------------------------------------------------
        Select Sector SPDR - Consumer Services Trading Symbol    XLV
--------------------------------------------------------------------------------
        Select Sector SPDR - Consumer Staples Trading Symbol     XLP
--------------------------------------------------------------------------------

    Select Sector SPDR - Cyclical/Transportation Trading Symbol  XLY
--------------------------------------------------------------------------------
               Select Sector SPDR - Energy Trading Symbol        XLE
--------------------------------------------------------------------------------
              Select Sector SPDR - Financial Trading Symbol      XLF
--------------------------------------------------------------------------------
             Select Sector SPDR - Indsutrial Trading Symbol      XLI
--------------------------------------------------------------------------------
             Select Sector SPDR - Technology Trading Symbol      XLK
--------------------------------------------------------------------------------
              Select Sector SPDR - Utilities Trading Symbol      XLU
--------------------------------------------------------------------------------
                         Amex Major Market Index                 XMI
--------------------------------------------------------------------------------
                         AMEX Natural Gas Index                  XNG
--------------------------------------------------------------------------------
                         PHLX National OTC Index                 XOC
--------------------------------------------------------------------------------
                             AMEX Oil Index                      XOI
--------------------------------------------------------------------------------
           iShares Dow Jones U.S. Financial Sector Index Fund    IYF
--------------------------------------------------------------------------------
               iShares Dow Jones U.S. Internet Index Fund        IYV
--------------------------------------------------------------------------------
           iShares Dow Jones U.S. Technology Sector Index Fund   IYW
--------------------------------------------------------------------------------
    iShares Dow Jones U.S. Telecommunications Sector Index Fund  IYZ
--------------------------------------------------------------------------------
                     iShares Russell 1000 Index Fund             IWB
--------------------------------------------------------------------------------
                 iShares Russell 1000 Growth Index Fund          IWF
--------------------------------------------------------------------------------
                  iShares Russell 1000 Value Index Fund          IWD
--------------------------------------------------------------------------------
                     iShares Russell 2000 Index Fund             IWM
--------------------------------------------------------------------------------
                     iShares Russell 3000 Index Fund             IWV
--------------------------------------------------------------------------------
                       iShares S&P 500 Index Fund                IVV
--------------------------------------------------------------------------------
                 iShares S&P 500/BARRA Growth Index Fund         IVW
--------------------------------------------------------------------------------
                 iShares S&P 500/BARRA Value Index Fund          IVE
--------------------------------------------------------------------------------
                    iShares S&P MidCap 400 Index Fund            IJH
--------------------------------------------------------------------------------
                   iShares S&P SmallCap 600 Index Fund IJR
--------------------------------------------------------------------------------
(1) Subject to change at the discretion of GGI.
(2) For the Purposes of this Code, a broad based market index is one that tracks 100 or more underlying securities.

--------------------------------------------------------------------------------

                                Exhibit 23(d)(1)

                     Interim Investment Management Agreement

--------------------------------------------------------------------------------

                                     INTERIM
                         INVESTMENT MANAGEMENT AGREEMENT
                          FOR CERTAIN MONTGOMERY FUNDS


      THIS INTERIM INVESTMENT MANAGEMENT AGREEMENT (the "Agreement") made as of the 18th day of January, 2003, by and between THE MONTGOMERY FUNDS II, a Delaware business trust (the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and Gartmore Mutual Fund Capital Trust, a business trust organized and existing under the laws of the State of Delaware (the "Manager").

                                   WITNESSETH:

      WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

      WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

      WHEREAS, Montgomery Asset Management, LLC ("MAM") renders advice and services to the Funds under an Amended and Restated Investment Management Agreement dated August 30, 2002 ("Old Agreement"); and

      WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, terminated the Old Agreement , effective as of January 17, 2003; and

      WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, duly approved this "Interim Investment Management Agreement," effective as of January 18, 2003, pursuant to Rule 15a-4 under the 1940 Act, and, pursuant to this interim agreement, the Adviser is to be retained to act as investment adviser for the Fund; and

      WHEREAS, in connection with a transaction whereby the Advisor will assume investment management of the Fund ("the Transaction"), it is expected that a proposal shall be submitted to shareholders of the Fund under which such Fund would be reorganized into the relevant series of Gartmore Mutual Funds (the "Reorganization") pursuant to an Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds (the "Plan"); and

      WHEREAS, the Trust and the Manager enter into this Agreement pursuant to Rule 15a-4 under the 1940 Act and intend for this Agreement's term, with respect to each Fund, to commence on the Closing Date and to extend only for so long as necessary to obtain the requisite vote of the shareholders of each Fund, as required by law and the Trust's By-Laws, to approve a new Investment Management Agreement between the Trust and the Manager ("New Agreement") or one hundred and fifty (150) days from the date of the termination of the Old Agreement, whichever occurs first;

      NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

      1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

      2. Duties of Manager.

            (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's

Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative services or distribution services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

            (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

      It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

      On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

            (c) Administrative Services. The Manager shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

      3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

      4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

      5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

      6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

      7. Expenses.

            (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

            (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the

1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

            (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

      8. Investment Advisory and Management Fee.

            (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fund and Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

            (b) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

            (c) All fees payable to the Manager under this Section 8 shall be accrued daily and paid by each Fund to an interest-bearing escrow account with an institution mutually agreed upon by both parties; provided that if a new agreement is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund before the termination of this Agreement, all amounts paid by that Fund in the escrow account will be immediately payable to the Manager along with the interest attributable to such amounts upon such approval; provided further, that if a majority of the outstanding voting securities of a Fund do not approve a new agreement with respect to that Fund before the termination of this Agreement, the Manager shall, upon termination of this Agreement, be entitled only to the lesser of: (i) the costs incurred in performing this Agreement with respect to such Fund plus interest earned on that amount while in escrow; or (ii) the total amount paid by such Fund to the escrow account plus interest earned on that amount.

            (d) Fee Reduction. The Manager may, but is not required to, reduce all or a portion of its fees and/or reimburse a Fund for other expenses in order to decrease the operating expenses of a Fund. Any such reduction, reimbursement, or payment (collectively "subsidies") shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Manager has agreed to limit each Fund's operating expenses as set forth in Appendix B for the term of this Agreement. To the extent such an expense limitation has been agreed to by the Manager and such limit has been disclosed to shareholders of a Fund in the Prospectus, the Manager may not change the limitation without first disclosing the change in an updated Prospectus.

            The Manager may seek reimbursement of any subsidies made by the Manager either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Trust's Board of Trustees and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed any more restrictive limitation to which the Manager has agreed (subsidies available for reimbursement to the Manager are collectively referred to as the "Recoupment Balance") and the Board of Trustees approves the reimbursement. For example, subsidized Operating Expenses relating to the period July 1, 2002 through June 30, 2003 would no longer be eligible for reimbursement after July 1, 2006. The Manager agrees not to request or seek reimbursement of subsidized Operating Expenses that are no longer eligible for reimbursement. The Manager may not request or receive reimbursement of the Recoupment Balance before payment of the Fund's operating expenses for the current year and cannot cause the Fund to exceed any agreed upon expense limitation for that year in making such reimbursement.

            (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

      9. Fund Share Activities of Manager's Directors, Partners, Officers and Employees. The Manager agrees that neither it nor any of its directors, partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

      10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

      11. Manager's Liabilities.

            (a) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds; provided, however, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

            (b) The Funds shall indemnify and hold harmless the Manager, its managing member and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement; and provided, further, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

            (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or managing member, director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

      12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

      13. Term. This Agreement shall become effective on January 18, 2003 and shall remain in effect for a period not to exceed one hundred and fifty (150) days from January 18, 2003, unless sooner terminated as provided herein; provided, however, that if the Agreement is approved by the vote of a majority of a Fund's outstanding voting securities, this Agreement shall remain in effect with respect to that Fund until the closing date of the Reorganization as identified in the Plan, unless sooner terminated as provided herein.

      14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, upon ten (10) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

       15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

      16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

      17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

      18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

      19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

      20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

      22. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Manager agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the series of the Trust and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Privacy Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust, Regulation S-P or the Privacy Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

      23. Anti-Money Laundering Compliance. The Manager acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Funds have adopted an Anti-Money Laundering Policy. The Manager agrees to comply with the Funds' Anti-Money Laundering Policy and the BSA, as the same may apply to the Manager, now and in the future. The Manager further agrees to provide to the Funds and/or the Trust such reports, certifications and contractual assurances as may be requested by the Funds or the Trust. The Trust and the Funds may disclose information respecting the Manager to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

      24. Certifications; Disclosure Controls and Procedures. The Manager acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Manager agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds' disclosure controls and procedures. The Manager agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Manager reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.









      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

THE MONTGOMERY FUNDS II              GARTMORE MUTUAL FUND CAPITAL TRUST



By:                                  By:
         ------------------------            -----------------------------------
Name:                                Name:
Title:                               Title:

                                   Appendix A
                                   ----------

                 Fund and Fee Schedule - The Montgomery Funds II


Montgomery Global Long-Short Fund          1.50% of the first $250 million;
                                           plus 1.25% of net assets over $250
                                           million





THE MONTGOMERY FUNDS II              GARTMORE MUTUAL FUND CAPITAL TRUST



By:                                  By:
         ------------------------            -----------------------------------
Name:                                Name:
Title:                               Title:
Date:                                Date:

                                   Appendix B
                                   ----------

                      Limitation on Fund Operating Expenses

The Manager hereby agrees to limit each Fund's Operating Expenses to the respective annual rate of total Operating Expenses specified for that Fund in the table below (the "Operating Expense Caps"). The term "Operating Expenses" with respect to a Fund is defined to include all expenses necessary or appropriate for the operation of the Fund including the Manager's investment advisory or management fee under Section 8 of the Interim Investment Management Agreement, and other expenses described in Section 7 of the Interim Investment Management Agreement, but does not include any Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

Fund                                               Operating Expense Caps
----                                               ----------------------


Montgomery Global Long-Short Fund                  Class R - 2.35% of net assets
                                                   Class A - 2.35% of net assets
                                                   Class B - 2.60% of net assets
                                                   Class C - 2.60% of net assets


THE MONTGOMERY FUNDS II              GARTMORE MUTUAL FUND CAPITAL TRUST



By:                                  By:
         ------------------------            -----------------------------------
Name:                                Name:
Title:                               Title:
Date:                                Date:

--------------------------------------------------------------------------------

                                Exhibit 23(d)(2)

                    Interim Investment Sub-Advisory Agreement

--------------------------------------------------------------------------------

                              THE MONTGOMERY FUNDS

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

      This AGREEMENT (this "Agreement"), is made as of January 18, 2003 by and between GARTMORE MUTUAL FUND CAPITAL TRUST, a business trust organized and existing under the laws of the State of Delaware (the "Manager") and SSI Investment Management, Inc., a California corporation (the "Subadviser").

                                    RECITALS

      WHEREAS, the Manager has represented and warranted to the Subadviser that:

      o The Montgomery Funds and The Montgomery Funds II (collectively, the "Trusts"), a family of investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), have retained the Manager to serve as the investment adviser to certain of the Trusts' various mutual fund series pursuant to investment management agreements between the Manager and the Trusts (the "Investment Management Agreements");

      o The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

      WHEREAS, the 1940 Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

      WHEREAS, the Manager:

      o Desires to retain the Subadviser to render investment advisory services to certain mutual fund series of the Trusts listed in Appendix A (each, a "Fund") in the manner and on the terms hereinafter set forth;

      o Has represented and warranted to the Subadviser that the execution, delivery and performance of this Agreement by the Manager with respect to each Fund (including without limitation appointment of the Subadviser as an investment subadviser with respect to the Fund) has been duly authorized and approved by all necessary and appropriate action on the part of the Manager, the Manager's Board of Directors and shareholders, the Fund, the Trust of which it is a series, the Trust's Trustees (including without limitation a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"));

      WHEREAS the Board of Trustees of the Trust, on January 14, 2003, duly approved this Agreement in compliance with Rule 15a-4 under the 1940 Act; and

      WHEREAS, in connection with a transaction whereby the Manager will assume investment management of the Fund (the "Transaction"), it is expected that a proposal shall be submitted to shareholders of the Fund under which the Fund would be reorganized into a series of Gartmore Mutual Funds (the "Reorganization") pursuant to an Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds (the "Plan"); and

      WHEREAS, the Manager and the Subadviser enter into this Agreement pursuant to Rule 15a-4 under the 1940 Act and intend for this Agreement's term to commence on January 18, 2003 and to extend only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust's By-Laws, to aprove a new Investment Subadvisory Agreement between the Manager and Subadviser ("New Agreement") or one hundred and fifty
(150) days from the date of the termination of the previous agreement, whichever occurs first.


                                    AGREEMENT

      NOW, THEREFORE, as to each Fund listed in Appendix A, the Manager and the Subadviser agree as follows:

1.    Appointment of Subadviser.

      A. Appointment. The Manager hereby appoints the Subadviser to act as an investment subadviser to the Manager with respect to the Fund and to manage the investment and reinvestment of that portion or all of the assets of the Fund as allocated to the Subadviser by the Manager on or after February 6, 2003 and upon reasonable prior notice (the "Allocated Assets"), subject to the terms and conditions of this Agreement and the supervision of the Manager and the Board of Trustees (the "Board" or "Trustees") of the Trusts of which such Fund is a series. The Subadviser will be an independent contractor and will have no authority to act for or represent the Trusts or the Manager in any way or otherwise be deemed an agent of the Trusts or the Manager except as expressly authorized in this Agreement or other writing mutually agreed upon by the parties.

      B. Nature of Fund. The Subadviser and the Manager both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of a Board of Trustees.

      C. Representations. The Subadviser represents, warrants, and agrees with the Manager that:

            (1) The Subadviser is a corporation duly organized, validly existing and in good standing under the laws of the state of California and is engaged in the business of supplying investment advice and management services, as an independent contractor.

            (2) The Subadviser (a) is registered as an "investment adviser" under the Advisers Act (as defined in Section 202(a)(11) thereof) and under applicable California laws, (b) (i) is currently in compliance with, and (ii) with respect to its activities hereunder, shall at all times establish and maintain policies and procedures reasonably designed to effect compliance with, the requirements imposed upon the Subadviser by the Advisers Act and applicable California laws, and (c) has provided its current Form ADV to the Manager.

            (3) The Subadviser (a) has adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act, as set forth in Appendix C hereto, (b) has provided the Manager with a copy of evidence of the adoption of the code of ethics by the Subadviser, and (c) will make such reports to the Manager and the Fund as are required by Rule 17j-1 under the 1940 Act.

2.    Duties of the Subadviser.

      A. General Duties. The Subadviser will manage the investment and reinvestment of the Allocated Assets. In undertaking such duties, the Subadviser acknowledges that the Manager has exclusive discretion regarding the allocation of Fund assets among one or more subadvisers and that the amount of the Allocated Assets allocated to the Subadviser may be changed at any time upon reasonable prior notice by the Manager to the Subadviser; provided however, that the Manager will provide sixty (60) days written notice of any transfer of a material portion of the Allocated Assets from the Subadviser to another subadviser. In managing the Allocated Assets, the Subadviser shall do so subject always to the direction and control of the Manager and further subject to the plenary authority of the Trustees. Without limiting the foregoing, the Subadviser will:

            (1) Formulate and implement a continuous investment program for the Allocated Assets, (a) consistent with the investment objectives, policies and restrictions of the Fund as stated in each Trusts' respective Agreements and Declarations of Trust, By-Laws, and such Fund's currently effective prospectus(es) and statement(s) of additional information ("SAI"), as amended from time to time but only to the extent that the Manager provides the Subadviser with reasonable prior notice thereof (collectively, the "Fund Documents") and (b) in compliance with the requirements applicable to regulated investment companies under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the Fund's election(s) in connection therewith;

            (2) Regularly report to the Manager with respect to the implementation of the investment program and provide such statistical information and special reports concerning the Allocated Assets and/or important developments materially affecting the Allocated Assets held, or contemplated to be purchased, by the Fund, as required by the procedures set forth in Appendix B to this Agreement and as may reasonably be requested by the Manager or the Trustees, including in-person attendance if reasonably appropriate, at Board meetings to present such information and reports;

            (3) Consistent with the policies set forth in this Agreement, or as otherwise authorized, approved or directed by the Trustees, all in compliance with the 1940 Act and the rules thereunder, provide good faith determinations of the "fair value" of certain portfolio securities if market quotations are not "readily available" (within the meaning of Section 2(a)(41) of the 1940 Act regarding each term set forth in quotations) for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Trustees and communicated by the Fund or the Manager in writing to the Subadviser, and provide (to a reasonable extent) supporting documentation related to such determinations;

            (4) Provide summary performance data ("Performance Information") prepared using the same calculation methodology adopted by the Association for Investment Management and Research ("AIMR") for uniform presentations of investment performance, but not audited, about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Allocated Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Subadviser's prior performance in the prospectus(es) and SAI(s) of the Fund;

            (5) Establish appropriate interfaces with the Fund's custodian, prime broker, administrator and Manager in order to provide them with all reasonably necessary information requested by them in order for such entities to perform their duties and obligations to the Fund in with respect to the Allocated Assets;

            (6) Maintain errors and omissions or professional liability insurance coverage of at least two million dollars ($2,000,000.00) or such amount reasonably requested by the Manager in writing and reasonably related to the nature and scope of the Subadviser's business activities; and

            (7) Support Manager in its distribution efforts as follows: (a) aid in due diligence meetings with distribution companies; (b participate in marketing events, including roadshows, conference calls and participation in conferences and seminars; and (c) aid in creating marketing and sales materials.

      B. Facilities, Equipment, Personnel. The Subadviser, at its expense, will furnish: (1) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for them to perform its duties under this Agreement; and (2) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for formulating and implementing a continuous investment program for the Allocated Assets as set forth in Section 2.A hereof. The Subadviser shall have no other management obligations with respect to the Manager or the Fund.

C.    Brokerage.

            (1) The Subadviser will select brokers and dealers to effect all portfolio transactions with respect to the Allocated Assets subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions with respect to the Allocated Assets in accordance with such policies or practices as may be established by the Board of Trustees and described in the Fund's currently effective prospectus(es) and SAI(s), as amended from time to time. In placing orders for the purchase or sale of investments of the Allocated Assets, in the name of the Fund or its nominees, the Subadviser shall use its best efforts to obtain for the Fund the best execution available, considering all of the circumstances (including without limitation price), and shall maintain records adequate to demonstrate compliance with this requirement.

            (2) Subject to the appropriate policies and procedures approved by the Board of Trustees, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Trustees, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

                  (3) Neither the Manager nor a Fund shall instruct the Subadviser to place orders with particular brokers or dealers with respect to any transaction.

      D. Trade Aggregation. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

      E. Affiliated Brokers and Dealers. The Subadviser or an affiliated person of the Subadviser or Manager may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by each Trusts' Board of Trustees and set forth in each Trusts' current registration statement; (b) the provisions of the Advisers Act and the 1940 Act; (c) the provisions of the Securities
Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by each Trust's Board of Trustees, the Subadviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trusts for such services in addition to the Subadviser's fees for services under this Agreement.

      F. Proxy Voting; Corporate Actions. The Manager hereby delegates to the Subadviser the Manager's discretionary authority to exercise voting rights with respect to the securities and other investments in the Allocated Assets and authorizes the Subadviser to delegate further such discretionary authority to its designee, Institutional Shareholder Services ("ISS") or with the prior written consent of the Manager (which consent shall not be unreasonably withheld) such other designee selected by the Subadviser (collectively with ISS, the "Designee"). The Subadviser and the Designee shall exercise these voting rights unless and until the Manager revokes this delegation and the Subadviser's delegation to the Designee. The Manager may revoke such delegations at any time without cause. The Subadviser and the Designee shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years, of the Subadviser's or Designee's voting procedures, and of the Subadviser's or Designee's actual votes, and shall supply this record to the Manager, any authorized representative of the Manager, or the appropriate Trust upon request.

      G. Books and Records. The Subadviser will maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Subadviser affirms that it has maintained and will continue to maintain all of the books and records necessary to support any Performance Information, that it has provided or provides in the future to the Manager, to the extent required by the Advisers Act and the rules and regulations thereunder, including, but not limited to Rule 204-2.

      H. Custody.

            (1) The Subadviser shall settle all transactions with respect to the Allocated Assets and maintain all accounts with respect to the Allocated Assets with authorized custodians. Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian banks, or their nominees or as otherwise provided in written instructions from the Manager. The Fund shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith and shall give the Subadviser written notice of any changes in such custody arrangements.

            (2) Neither the Subadviser, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Allocated Assets, or otherwise act as custodian of such Allocated Assets. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian banks.

            (3) The Fund shall instruct its custodian banks to (a) carry out all investment instructions as may be directed by the Subadviser with respect to the Allocated Assets (which instructions may be orally given if confirmed in writing); and (b) provide the Subadviser with all operational information necessary for the Subadviser to trade the Allocated Assets on behalf of the Fund.

            (4) The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Manager) to give such instructions.

3. Compensation of the Subadviser.

      The Manager will pay the Subadviser, with respect to the Allocated Assets, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the fifth (5th) day of each month; however, this compensation will be calculated on the daily average value of the Allocated Assets and accrued on a daily basis. The Subadviser acknowledges that the responsibility for payment of the Subadviser's fees is solely that of the Manager. The Trusts and the Fund are not responsible for payment of the Subadviser's fees.

            All fees payable to the Subadviser under this Section 3 shall be accrued daily and paid by each Fund to an interest-bearing escrow account with an institution mutually agreed upon by the Fund and both parties hereto; provided that if a new agreement is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund before the termination of this Agreement, all amounts paid by the Fund in the escrow account will be immediately payable to the Subadviser along with the interest attributable to such amounts upon such approval; provided further, that if a majority of the outstanding voting securities of the Fund do not approve a new agreement with respect to the Fund before the termination of this Agreement, the Subadviser shall, upon termination of this Agreement, be entitled only to the lesser of: (i) the costs incurred in performing this Agreement with respect to the Fund plus interest earned on that amount while in escrow; or (ii) the total amount paid by the Fund to the escrow account plus interest earned on that amount.

4. Limitation of Liability and Indemnification of the Subadviser.

      A. Limitation. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser and any partner, member, shareholder, director, officer, or employee of the Subadviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, such parties shall not be subject to liability to the Trusts, the Manager or to any partner, member, shareholder, director, officer, or employee, agent, or control person of the Trusts or the Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, (1) for entering into this Agreement, or (2) for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security on behalf of the Fund, or (3) for any actual or alleged material misstatement or omission in a Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser approved by the Subadviser or provided to the Manager or Trusts by the Subadviser.

      B. Indemnification. The Manager agrees to defend, indemnify and hold harmless the Subadviser, and its partners, members, shareholders, directors, officers and employees against any loss, liability, claim, damage or expense (including, without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

5. Indemnification of the Manager and the Trust.

      The Subadviser agrees to defend, indemnify and hold harmless the Manager and the Trust, and the partners, members, shareholders, directors, officers and employees of each of them against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

6. Non-Exclusivity.

      The services of the Subadviser to the Manager shall not be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including without limitation other investment companies) and to engage in other activities. It is understood and agreed that the partners, shareholders, directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including without limitation other investment companies.

7. Supplemental Arrangements.

      To the extent permitted by applicable law, the Subadviser may enter into arrangements with other persons affiliated with the Subadviser for the provision of certain personnel and facilities to the Subadviser to enable it to fulfill its duties and obligations under this Agreement.

8. Regulatory Reports and Inspections.

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material that any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9. Records.

      The records relating to the services provided under this Agreement shall be the property of the Manager and shall be under its control; however, the Manager shall furnish to the Subadviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement and upon request of the Manager, such records shall promptly be returned to the Manager (or the Trusts if so directed by the Manager) by the Subadviser free from any claim or retention of rights therein; provided, however, that at its own expense, the Subadviser may keep duplicates of such records for its own records. The Subadviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if:

      A. Authorized. The Manager or the Fund has authorized such disclosure;

      B. Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

      C. Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

      D. Already Known. Such information already was known to the Subadviser prior to the Subadviser's retention hereunder by the Manager;

      E. Received From Third Party. Such information was or is hereafter rightfully received by the Subadviser from a third party (expressly excluding the Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

      F. Independently Developed. The Subadviser has independently developed such information.

10. Term; Duration of Agreement.

      This Agreement has been entered into as of January 18, 2003 and shall become effective with respect to the Allocated Assets on the date the Subadviser starts managing the Allocated Assets and shall remain in effect for a period not to exceed one hundred and fifty (150) days from January 18, 2003, unless sooner terminated as provided herein; provided, however, that if the Agreement is approved by the vote of a majority of the Fund's outstanding voting securities, this Agreement shall remain in effect with respect to the Fund until the closing date of the Reorganization as identified in the Plan, unless sooner terminated as provided herein.

11. Termination of the Agreement.

      This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund upon ten
(10) days' written notice to the Manager and Subadviser, by the Manager upon sixty (60) days' written notice to a Fund and the Subadviser, and by the Subadviser upon sixty (60) days' written notice to the Fund and the Manager. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or in the event the

Investment Management Agreements between the Manager and the Trusts are assigned or terminated for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.


12. Provision of Certain Information by the Subadviser.

      The Subadviser will promptly notify the Manager in writing of the occurrence of any of the following events:

      A. The Subadviser fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as investment adviser in order to perform its obligations under this Agreement;

      B. The Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Manager or the Trusts;

      C. The Subadviser suffers financial impairment which materially interferes with its ability to manage the Allocated Assets or otherwise fulfill its duties under this Agreement;

      D. The Subadviser, its principal officers or its controlling stockholder are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the 1940 Act, would make it ineligible to serve as an investment adviser to an investment company;

      E. A change in the Subadviser's personnel materially involved in the management of the Allocated Assets, including but not limited to a change in the portfolio management responsibilities or employment status of any of the people listed in Appendix D; or

      F. A change in control or management of the Subadviser.

13. Confidentiality.

      Subject to Section 9 hereof, including without limitations the exclusions provided by Sections 9.A through 9.F thereof, each party shall not, directly or indirectly, permit its affiliates, directors, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of the other party, except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to the other party.

14. Name Usage.

      Each party shall not, without the prior written consent of the other parties, use another party's name, logo or mark, or make representations regarding the other parties or their affiliates. Notwithstanding the foregoing, the Subadviser agrees to permit the Manager and the Trusts to use the Subadviser's name in the Fund's prospectus(es), SAI(s) and/or sales literature related to the Fund and in other descriptions of the Fund; provided, however, that the Manager and the Trusts shall cease such use of the Subadviser's name in the event that this Agreement is terminated. The Subadviser shall be permitted to use the Fund and Manager's name in representative client lists in marketing materials and reports.

15. Nonpublic Personal Information.

      Notwithstanding any provision herein to the contrary, each party hereto agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Manager (on behalf of itself and the Trusts) (a) all records and other information relative to the Trusts' prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Privacy Act"), and (2) except after prior notification to and approval in writing by the Manager, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the Privacy Act, and if in compliance therewith, the privacy policies adopted by the Manager and communicated in writing to the Subadviser. Such written approval shall not be unreasonably withheld by the Manager and may not be withheld where the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16. Amendments to the Agreement.

      Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the affected Fund (unless such approval is not required by Section 15 of 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) vote to approve the amendment, notwithstanding voting securities of any other Fund affected by the amendment or all the series or funds of the Trusts.

14. Entire Agreement.

      This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

15. Captions.

      The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16. Notice of Declaration of Trust.

      The parties hereto agree that the Trusts' obligations under this Agreement shall be limited to the Funds and to their assets, and that neither party shall seek satisfaction of any such obligations from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trusts or the Funds.

17. Notices.

      Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or fax.

18. Severability.

      If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby and shall be construed and interpreted to the extent possible to carry out the intentions of the parties hereto as expressed herein at the time of this Agreement's execution.

18. Counterparts.

      This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

19. Governing Law.

      A. California Law. The provisions of this Agreement shall be governed by, and construed in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

      B. Incorporation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20. Duties of the Manager.

      A. Allocated Assets. To the extent there are assets of the Fund managed by the Manager that are not Allocated Assets, the Manager shall inform the Subadviser as to the amounts and types of those assets. The Manager shall also inform the Subadviser as to the condition of its and the Fund's affairs, including without limitation policies, procedures, directions or instructions adopted or authorized by each Trust's Board of Trustees. The Manager also shall cause the Fund to furnish the Subadviser with such other documents and information with regard to the Fund's affairs as the Subadviser may from time to time reasonably request to enable it to perform its functions under this Agreement.

      B. Fund Documents. The Adviser promptly shall furnish the Subadviser with copies of the Fund Documents and during the continuance of this Agreement shall furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.




GARTMORE MUTUAL FUND CAPITAL TRUST        SSI INVESTMENT MANAGEMENT, INC.


By:                                       By:
         ------------------------------           ------------------------------
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:

                        Investment Sub-Advisory Agreement
                        ---------------------------------

                        Appendix A: Fund and Fee Schedule
                        ---------------------------------

                                 (annual rates)

The Montgomery Funds II                 Fee Schedule
-----------------------                 ------------

                                        On an annualized basis, 1.00% of the
Montgomery Global Long-Short Fund       first $50 million of net assets, plus
                                        0.75% of net assets over $50 million.

                        Investment Sub-Advisory Agreement
                        ---------------------------------

                       Appendix B: Reporting Requirements
                       ----------------------------------


Send reports to: Dana Schmidt, Montgomery Asset Management, LLC, 101 California Street, 35th Floor, San Francisco, California 94111

Quarterly reports - due by the twentieth (20th) business day of the succeeding quarter

|_|   Evaluation of Fund performance
|_|   Discussion of any changes to the investment process
|_|   Performance attribution
|_|   Risk reports that include measures of sector and industry exposures
|_|   Other analyses as necessary
|_|   Compliance Checklist
|_|   List of Affiliates
|_|   Code of Ethics Compliance Report
|_|   Soft Dollar Reports
|_|   Derivatives Report
|_|   17a-7, 17e-1, 10f-3 Reports
|_|   Proxy Voting Report

Annually - Copy of

|_|   The Subadviser's Code of Ethics
|_|   The Subadviser's Form ADV Parts I and II
|_|   The Subadviser's Current Balance Sheet (unaudited)
|_|   Proof of Directors & Officers Error & Omissions Insurance
|_|   The Subadviser's Proxy Voting Policy

As Necessary

The Subadviser promptly must inform the Manager of all material matters pertaining to the investment of the Allocated Assets, for example:

|_| Material changes in investment strategy, portfolio structure and market value of the Allocated Assets.
|_| Material changes in the ownership affiliation, organizational structure, financial condition, and professional personnel staffing of the Subadviser.

                        Investment Sub-Advisory Agreement
                        ---------------------------------

                      Appendix C: Subadviser Code of Ethics
                      -------------------------------------

                        Investment Sub-Advisory Agreement
                        ---------------------------------

                      Appendix D: Portfolio Management Team
                      -------------------------------------


                                 John Gottfurcht
                                 George Douglas
                                 Kenneth Raguse
                                 David Rosenfelder
                                 Tim Ruiz

--------------------------------------------------------------------------------

                                  Exhibit 23(i)

             Consent and Opinion of Counsel as to Legality of Shares

--------------------------------------------------------------------------------

                                 Law Offices of
                      Paul, Hastings, Janofsky & Walker LLP
       A Limited Liability Partnership Including Professional Corporations
                                55 Second Street
                      San Francisco, California 94105-3441
                            Telephone (415) 856-7000
                            Facsimile (415) 856-7100
                          Internet www.paulhastings.com

                                February 7, 2003


Montgomery Asset Management, LLC
101 California Street
San Francisco, California 94111

Re:      The Montgomery Funds II (the "Registrant")

Ladies and Gentlemen:

                  We hereby consent to the continued use in the Registrant's Registration Statement, until its withdrawal, of our opinion given on October 26, 1998 (the "Prior Opinion") respecting the legality of the shares of beneficial interest for the Montgomery Partners Long-Short Equity Plus Fund.

                  The Prior Opinion was filed as an exhibit to Post-Effective Amendment No. 37 filed with the Commission on October 29, 1998.


                                Very truly yours,


                      Paul, Hastings, Janofsky & Walker LLP

--------------------------------------------------------------------------------

                                  Exhibit 23(j)

                       Consent of Independent Accountants

--------------------------------------------------------------------------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated August 16, 2002, relating to the financial statements and financial highlights which appear in the June 30, 2002 Annual Report to Shareholders of Montgomery Partners Long-Short Equity Plus Fund (formerly known as Montgomery Global Long-Short Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "General Information" in such Registration Statement.


/S/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Francisco, California
February 7, 2003